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                                                                    EXHIBIT 10.5

                              [2101 WEBSTER LOGO]

                                  OFFICE LEASE


                         WEBSTER STREET PARTNERS, LTD.,

                        A California Limited Partnership

                                   "LANDLORD"




                          VISION SOFTWARE TOOLS, INC.

                            A California Corporation

                                    "TENANT"




                      Dated for reference purposes as of:

                                  June 17, 1997


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                               TABLE OF CONTENTS

BASIC LEASE TERMS .............................................................4

1.  PREMISES AND COMMON AREAS LEASED ..........................................7

2.  TERM ......................................................................8

3.  POSSESSION ................................................................8

4.  MONTHLY BASIC RENT ........................................................8

5.  RENTAL ADJUSTMENT .........................................................8

6.  SECURITY DEPOSIT .........................................................11

7.  USE ......................................................................12

8.  PAYMENTS AND NOTICES .....................................................12

9.  BROKERS ..................................................................12

10. HOLDING OVER .............................................................12

11. TAXES ON TENANT'S PROPERTY ...............................................13

12. CONDITION OF PREMISES ....................................................13

13. ALTERATIONS ..............................................................13

14. REPAIRS ..................................................................15

15. LIENS ....................................................................16

16. ENTRY BY LANDLORD ........................................................16

17. UTILITIES AND SERVICES ...................................................16

18. INDEMNIFICATION ..........................................................18

19. DAMAGE TO TENANT'S PROPERTY ..............................................18

20. INSURANCE ................................................................19

21. DAMAGE OR DESTRUCTION ....................................................20

22. EMINENT DOMAIN ...........................................................21

23. DEFAULTS AND REMEDIES ....................................................22

24. ASSIGNMENT AND SUBLETTING ................................................23

25. QUIET ENJOYMENT ..........................................................25

26. SUBORDINATION ............................................................25

27. ESTOPPEL CERTIFICATE .....................................................26

28. BUILDING PLANNING ........................................................26

29. RULES AND REGULATIONS ....................................................26

30. CONFLICT OF LAWS .........................................................26

31. SUCCESSORS AND ASSIGNS ...................................................26

32. SURRENDER OF PREMISES ....................................................27



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
33. PROFESSIONAL FEES ........................................................27

34. PERFORMANCE BY TENANT ....................................................27

35. MORTGAGE AND SENIOR LESSOR PROTECTION ....................................27

36. DEFINITION OF LANDLORD ...................................................28

37. WAIVER ...................................................................28

38. IDENTIFICATION OF TENANT .................................................28

39. PARKING AND TRANSPORTATION ...............................................28

40. OFFICE AND COMMUNICATIONS SERVICES .......................................29

41. TERMS AND HEADINGS .......................................................30

42. EXAMINATION OF LEASE .....................................................30

43. TIME .....................................................................30

44. PRIOR AGREEMENT; AMENDMENTS ..............................................30

45. SEPARABILITY .............................................................30

46. RECORDING ................................................................30

47. LIMITATION ON LIABILITY ..................................................31

48. RIDERS ...................................................................31

49. SIGNS ....................................................................31

50. MODIFICATION FOR LENDER ..................................................31

51. ACCORD AND SATISFACTION ..................................................31

52. FINANCIAL STATEMENTS .....................................................31

53. TENANT AS CORPORATION ....................................................31

54. NO PARTNERSHIP OR JOINT VENTURE ..........................................31

55. AMERICANS WITH DISABILITIES ACT ..........................................32

56. HAZARDOUS MATERIALS ......................................................32

57. ARBITRATION OF DISPUTES ..................................................35

58. NOTICES ..................................................................35

RIDER NO. 1 TO OFFICE LEASE ..................................................37

EXHIBITS

A.  OUTLINE OF FLOOR PLAN OF PREMISES ........................................40

B.  SITE PLAN ................................................................41

C.  LANDLORD'S WORK ..........................................................42

D.  SAMPLE FORM OF NOTICE OF LEASE COMMENCEMENT ..............................43

E.  SAMPLE FORM OF TENANT ESTOPPEL CERTIFICATE ...............................44

F.  RULES AND REGULATIONS ....................................................46

G.  NON DISTURBANCE ..........................................................51



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                              2101 WEBSTER STREET
                               BASIC LEASE TERMS

        This Office Lease (the "Lease") is made and entered into as of the date hereinafter set forth between Landlord and Tenant (as such parties are hereinafter defined). For and in consideration of the payment of all rent to be paid by Tenant hereunder (including, but not limited to, Tenant's Percentage Share of Operating Expense and Tenant's Percentage Share of Real Property Taxes [as hereinafter defined] and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant the Premises for the Term beginning on the Commencement Date (as such terms are hereinafter defined), at the rent and subject to and upon all of the terms and agreements hereinafter set forth.

        The Standard Office Lease Provisions ("Standard Provisions") attached hereto are incorporated herein by this reference.

        1.      Landlord:      WEBSTER STREET PARTNERS, LTD.,
                               A CALIFORNIA LIMITED PARTNERSHIP.

        2.      Landlord's Address:             Copy To:

                WEBSTER STREET PARTNERS, LTD.   WEBSTER STREET PARTNERS, LTD.
                Attn: Mark J. Perniconi         Attn: Building Manager
                2476 North Lake Avenue          2101 Webster Street
                Altadena, California 91001      Suite 1475
                                                Oakland, California 94612

        3.      Tenant:

                VISION SOFTWARE TOOLS, INC., A CALIFORNIA CORPORATION.

        4.      Tenant's Address:               Copy To:

                VISION SOFTWARE TOOLS, INC.     BROBECK, PHLEGER & HARRISON LLP
                2101 WEBSTER STREET, 8TH FLOOR  SPEAR STREET TOWER
                OAKLAND, CA 94612               ONE MARKET
                ATTN: MR. JACK HEWITT, CFO      SAN FRANCISCO, CA 94105
                                                ATTN: LINDA ROSS JONES, ESQ.

        5.      Addresses:

                (a)     Office Building         (b)     Multi-Story Parking
                        and Basement Garage:            Facility:

                        2101 Webster Street             2353 Webster Street
                        Oakland, California             Oakland, California
                        94612                           94612

        6.      Suite Number: 800

        7.      Floor(s) upon which the Premises are located: 8TH FLOOR

        8. Premises: Those certain premises defined in Subparagraph 1(a) of the Standard Provisions.

        9. Site: The parcel or parcels of real property defined in Subparagraph 1(a) of the Standard Provisions.

        10.     Rentable Square Feet within Premises: 23,470 RENTABLE SQUARE
FEET

        11. Landlord's Work: Tenant improvements with respect to the Premises as more particularly defined in Exhibit "C".

        12. Tenant Improvement Allowance: $-0- per unsable square foot of Premises.

        13.     Commencement Date: DECEMBER 1, 1997



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        14.     Commencement Date:              [INTENTIONALLY DELETED]

        15.     Expiration Date:                NOVEMBER 30, 2000

        16.     Monthly Basic Rent:     YEAR 1 $1.55/RENTABLE SQUARE FOOT
                                        YEAR 2 $1.60/RENTABLE SQUARE FOOT
                                        YEAR 3 $1.65/RENTABLE SQUARE FOOT

        17. Operating Expense Stop: THE ACTUAL OPERATING EXPENSES INCURRED IN CALENDAR YEAR 1998. THE OPERATING EXPENSES WILL BE ADJUSTED FOR THE LARGER OF ACTUAL LEASING LEVELS OR NINETY-FIVE PERCENT (95%) LEASING LEVELS.

        18. Real Property Taxes Stop: THE ACTUAL REAL PROPERTY TAXES INCURRED IN CALENDAR YEAR 1998. THE BUILDING IS CURRENTLY 100% ASSESSED.

        19.     Tenant's Percentage Share: 5.10%

        20.     Security Deposit: Waived.

        21.     Permitted Use: General Office Use.

        22. Brokers: SHELDON CRANDALL OF CB COMMERCIAL IS RECOGNIZED AS TENANT'S BROKER IN THIS TRANSACTION AND WILL BE PAID A COMMISSION BY THE LANDLORD PURSUANT TO A LEASING COMMISSION AGREEMENT. LANDLORD IS REPRESENTED BY RICK STEFFENS AND PEGGY ROTH OF GRUBB & ELLIS AND WILL BE PAID A COMMISSION BY THE LANDLORD PURSUANT TO A LISTING SERVICES AGREEMENT

        23.     Landlord's Construction Representative: RALPH HEMPHILL

        24.     Tenant's Construction Representative: FERN KRUGER

        25. Parking: 2 standard automobile parking spaces in the Basement Garage and 35 standard automobile parking spaces in the Multi-Story Parking Facility. ALL PARKING IS OFFERED AT PREVAILING MARKET RATES.

                CURRENT MONTHLY RATES:    2101 WEBSTER VALET PARK $177.00
                                          2353 WEBSTER VALET PARK $100.00
                                          2353 WEBSTER SELF PARK $83.00**
                                          **(PAY FOR 4 MONTHS, GET
                                             ONE MONTH FREE)
                                          RATES INCLUDE CITY OF
                                             OAKLAND PARKING TAXES.

        26. Riders: 1 through 1 inclusive, which Riders are attached to this Lease and are incorporated herein by this reference.

        27. Lease Year: A period of 12 consecutive calendar months commencing on the Commencement Date or any anniversary of the Commencement Date.

        28. Basement Garage: That certain basement garage defined in subparagraph 2(a) of the Standard Provisions.

        29. Multi-Story Parking Facility: That certain multi-story parking facility defined in Subparagraph 1(a) of the Standard Provisions.

        30. Exhibits: A through G inclusive, which Exhibits are attached to this Lease and are incorporated herein by this reference.



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        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of this 17th day of June, 1997

TENANT:                                 LANDLORD:

VISION SOFTWARE TOOLS, INC.             WEBSTER STREET PARTNERS, LTD.
a California corporation                a California limited partnership

By: J.A. HEWITT JR.                     By: CHASKOW FOUR ASSOCIATES, LTD.
   ----------------------------------       a California limited partnership
                                            its general partner

Its: VP & CFO                           By: CHASKOW FOUR,
    --------------------------------        a California limited partnership
                                            its general partner

Print Name: J.A. Hewitt Jr.             By: PANKOW HOLDINGS, INC.
           -------------------------        a California corporation
                                            its general partner

                                        By: /s/ MARK J. PERNICONI
                                           -------------------------------------
                                           Mark J. Perniconi
                                           Vice President



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                                       6

                                  2101 WEBSTER
                        STANDARD OFFICE LEASE PROVISIONS

        The following Standard Office Lease Provisions are attached to and are made a part of that certain Office Lease between Webster Street Partners, Ltd., a California limited partnership, as Landlord, and Vision Software Tools, Inc., a California limited partnership, as Tenant, dated as of this 17th day of June, 1997.

        1.      PREMISES AND COMMON AREAS LEASED

                (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the premises contained within the suite designated in the Basic Lease Terms, outlined on the Floor Plan attached hereto and marked Exhibit "A" (the "Premises"), of that certain twenty story office building ("Office Tower") and basement garage ("Basement Garage") located at 2101 Webster Street, Oakland, California, "Multi-Story Parking Facility" (exclusive of the YMCA facility) located at 2353 Webster Street, Oakland, California. Said Office Tower and the Basement Garage are collectively referred to as the "Building" and are located on the parcels of real property (the "Site") described in the legal descriptions and outlined on the site plans attached hereto and marked Exhibit "B-1". The Multi-Story Parking Facility is located on the parcels of real property (the "Parking Site") described in the legal descriptions and outlined on the site plans attached hereto and marked Exhibit "B-2". The Building, Site, Multi-Story Parking Facility and Parking Site are collectively referred to as the "Property". The Premises are to be improved by Landlord with the Landlord's Work described in Exhibit "C" attached hereto and incorporated herein by this reference. Said Premises being agreed, for the purposes of this Lease, to have the number of rentable square feet designated in Paragraph 10 of the Basic Lease Terms.

                The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

                (b) Tenant shall have the nonexclusive right to use in common with other tenants in the Building and subject to the Rules and Regulations referred to in Paragraph 30 below, the following areas ("Common Areas") appurtenant to the Premises.

                        (i) The common entrances, lobbies, restrooms, elevators,
                stairways and accessways, and passageways and serviceways thereto, any the common pipes, conduits, wires and appurtenant equipment serving the Premises;

                        (ii) Parking areas (subject to the provisions of
                Paragraph 40 hereinbelow), roadways, sidewalks, walkways, and driveways appurtenant to the Building.

                (c) Landlord shall make all commercially reasonable efforts to avoid any action under the provisions of this paragraph which would materially or unreasonably interfere with Tenant's access to or use of the Premises:

                        (i) To install, use, maintain, repair and replace pipes,
                ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires, and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building;

                        (ii) To make changes to the Common Areas, including,
                without limitation, changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways and, subject to Paragraph 40, parking spaces and parking areas;

                        (iii) To close temporarily any of the Common Areas for
                maintenance purposes so long as reasonable access to the Premises remains available;

                        (iv) To use the Common Areas while engaged in making
                additional improvements, repairs or alterations to the Building, or any portion thereof;


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                        (v) To do and perform such other acts and make such
                other changes in, to or with respect to the Site, Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

        2.      TERM.

        The term of this Lease shall be for the period commencing on the Commencement Date designated in Paragraph 13 of the Basic Lease Terms, and ending on the Expiration Date designated in Paragraph 15 of the Basic Lease Terms; unless the term hereby demised shall be sooner terminated as hereinafter provided.

        3.      POSSESSION.

        Landlord shall deliver possession of the Premises to Tenant on the Commencement Date regardless of whether Landlord has completed Landlord's Work by the Commencement Date. If Landlord has not completed Landlord's Work by the Commencement Date, Landlord shall provide Tenant, upon the Commencement Date, with a list of incomplete and/or corrective items, which list shall be approved and acknowledged by Tenant and which items Landlord shall complete and/or correct promptly thereafter. Landlord and Tenant agree that if Landlord has not completed Landlord's Work by the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; provided, however, in the event any portion of the Premises is rendered unusable (meaning Tenant is unable to conduct its normal course of business for physical reasons) by Tenant as a result of Landlord's completion of Landlord's Work after the Commencement Date, rent shall be abated, commencing on the Commencement Date, in proportion to the portion of the Premises rendered unusable, until the portion is again usable by Tenant.

        4.      MONTHLY BASIC RENT.

        Tenant agrees to pay Landlord as Monthly Basic Rent for the Premises the Monthly Basic Rent designated in Paragraph 16 of the Basic Lease Terms (subject to adjustment as hereinafter provided) in advance on the first day of each and every calendar month during said term. In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for the first and last months of the Term shall be prorated in the proportion that the number of days this Lease is in effect during the first and last months of the Term bears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to said Monthly Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. Said Monthly Basic Rent, additional rent, and rental adjustments shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Paragraph 2 of the Basic Lease Terms or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Monthly Basic Rent is referenced.

        5.      RENTAL ADJUSTMENT.

                (a) For the purposes of this Paragraph 5, the following terms are defined as follows:

                Tenant's Percentage Share: Tenant's Percentage Share shall mean that portion of the total rentable area of the Building (exclusive of parking areas and based on 456,187 rentable square feet the Building) occupied by Tenant as set forth as a percentage in Paragraph 19 of the Basic Lease Terms. In the event the Premises are either reduced or expanded, Tenant's Percentage Share shall be adjusted to reflect that portion of the total rentable area of the Building (exclusive of parking areas) occupied by Tenant as fairly determined by Landlord.

                Operating Expense Stop: The meaning given in Paragraph 17 of the Basic Lease Terms shall apply.

                Real Property Taxes Stop: The meaning given in Paragraph 18 of the Basic Lease Terms shall apply.

                Operating Expenses: Operating Expenses shall consist of all direct costs of operation and maintenance of the Building, the Common Areas and the Site, as determined by standard accounting practices, calculated assuming the Building is at least ninety-five percent (95%) leased including the following costs by way of illustration, but not limitation: water and sewer charges; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in



                                                                   -------------
                                                                   June 16, 1997
        connection with the operation of the Building; utilities; janitorial services; security; labor; utilities surcharges, or any other costs levied, taxed or assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use, occupancy, or the collection of revenue of the Building or the Premises; the cost (amortized on a straight line basis over the useful life of the applicable capital item together with interest at the prime rate as quoted in the Wall Street Journal from time to time plus 2% on the unamortized balance) of (i) any capital improvements made to the Building by the Landlord after the first year of the term of the Lease that reduce other Operating Expenses, or made to the Building by Landlord after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (ii) replacement of any building equipment reasonably necessary to enable Landlord to operate the Building at the same quality levels as prior to the replacement; costs incurred in the management of the Building if any (including supplies, wages and salaries of employees used in the management, operation and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto, Building management office rental if said office is located in the Building, and Landlord's and the property manager's reasonable management fees); air-conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; except as expressly excluded below, repair and maintenance of the structural portions of the Building; the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord; and maintenance, costs of upkeep and operations of the Basement Garage and common areas; rental of personal property used in maintenance; costs and expenses of gardening and landscaping; maintenance of signs (other than Tenant owned signs); audit or verification fees; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves (other than repairs that are capital in nature, except to the extent expressly permitted hereunder). Operating Expenses shall not include depreciation, amortization and other non-cash charges (except as expressly permitted above); real estate brokers' commissions or leasing agents and other costs related to leasing the Building; interest expense on Building financing; ground rent; franchise taxes, taxes imposed on (or measured by) Landlord's income (other than Real Property Taxes and business and parking taxes imposed by the City and County), and other taxes that do not constitute Real Property Taxes including, without limitation, estate, succession, inheritance, profit, capital gains, capitol stock, transfer and income taxes imposed upon Landlord or the Building; all costs related to renovating or otherwise altering, improving, decorating or redecorating space for tenants or other occupants of the Building, or incurred in renovating or otherwise altering, improving, decorating or redecorating vacant rentable space of the Building; the cost (including attorneys' fees and disbursements) of any judgment, settlement, or arbitration award resulting from tort liability; the cost of defects in the construction, design, or equipping of the Building or the Building systems (including electrical, plumbing, heating, ventilation, and air conditioning systems) or with respect to any of the structural components of the Building; the cost of or expenditures for any repairs in accordance with Articles 21 and 22 of this Lease (except as provided for in Article 21 (e); any Operating Expense related to the Multi-Story Parking Facility or any other parking facility other than the Basement Garage; attorneys' fees and expenses which are not related to the operation of the Building; losses covered by insurance or that are required to be insured against or that are capital in nature (except as expressly permitted above); expenses reimbursed to Landlord from Tenant or other tenants of the Building; improvements, alterations, additions, changes, equipment, replacements, repairs and other items that constitute capital expenses under generally accepted accounting principles (except as expressly permitted above); costs of repair, abatement, removal or clean-Up of any Hazardous Materials; and any costs or expenses that are incurred to make any of Landlord's representations or warranties under this Lease true or correct.

                In the event that the Building is less than ninety-five (95%) leased, the portion of the Operating Expenses considered variable expenses shall be adjusted proportionately from their actual amounts to what they would have been if the Building was 95% leased for the period. Variable costs shall include: utility costs, janitorial costs, the cost of paper supplies and trash disposal costs.

                Real Property Taxes: Real Property Taxes shall be calculated assuming the Building is at least ninety-five percent (95%) occupied for any period during which the Building is less than ninety-five percent (95%) occupied and shall include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Building and/or the Site of which the Building and Premises form a part, including, but not limited to, the following:

                        (i) Any tax on Landlord's "right" to rent or "right" to
                other income from the Premises or as against Landlord's business of leasing the Premises;

                        (ii) Any assessment, tax, fee, levy or charge in
                substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real estate tax, it being



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                                                                   June 16, 1997

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                acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new or adjusted assessments, taxes, fees, levies and charges be included within the definition of "Real Property Taxes" for the purposes of this Lease;

                        (iii) Any assessment, tax, fee, levy or charge allocable
                to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenants of the Premises, or any portion thereof;

                        (iv) [Intentionally Deleted]

                        (v) Any assessment, tax, fee, levy or charge by any
                governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part;

                        (vi) Reasonable legal, consultants' and other
                professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes;

                        (vii) Any personal property taxes levied on or
                attributable to personal property used in connection with the entire Building, or Common Areas.

                        Notwithstanding any provision of this Subparagraph 5(a)
                expressed or implied to the contrary, "Real Property Taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

                (b) [Intentionally Deleted]

                (c) As soon as reasonably practicable, during each calendar year during the term of this Lease after the first calendar year of the term of this Lease, Landlord shall deliver to Tenant statements wherein Landlord shall estimate the Operating Expenses and Real Property Taxes for the current calendar year (individually, the "Estimated Operating Expense Statement" and the "Estimated Real Property Taxes Statement" and sometimes referred to collectively as the "Estimated Statement"), and the amount by which Tenant's Percentage Share of the (i) Operating Expenses on account of the operation or maintenance of the Building is in excess of the Operating Expense Stop and (ii) Real Property Taxes on account of Tenant's occupation of the Building is in excess of the Real Property Taxes Stop. Provided, however, if Landlord determines that Tenant's Percentage Share of the Operating Expenses or Real Property Taxes for such current calendar year is greater than that set forth in the applicable Estimated Statement, then Landlord may deliver on the first day of June, September, or December, as appropriate, a revised Estimated Statement and Tenant shall pay to Landlord, within ten (10) business days of the delivery of such revised Estimated Statement, the difference between such revised Estimated Statement for such item and the original Estimated Statement for such item for the portion of the current calendar year which has then expired, and Tenant shall pay during the balance of such current calendar year through February of the succeeding calendar year a fraction of the balance of such difference as would fully amortize such excess over the remaining months of the then current calendar year through and including February of the succeeding calendar year.

                (d) If Tenant's Percentage Share of the Operating Expenses or Real Property Taxes estimated in the applicable Estimated Statement exceeds the Operating Expense Stop or Real Property Taxes Stop then such excess amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year's Estimated Statement is rendered.

                (e) As soon as reasonably practicable during each succeeding calendar year during the term of this Lease, Landlord shall deliver to Tenant a statement ("Actual Statement") wherein Landlord shall state the actual Operating Expenses and Real Property Taxes for the preceding calendar year. If the Actual Statement reveals a greater increase in Tenant's Percentage Share of Operating Expenses and/or Tenant's Percentage Share of Real Property Taxes than was estimated by Landlord in any Estimated Statement delivered as provided herein, then within twenty (20)



                                                                   -------------
                                                                   June 16, 1997
        business days following receipt of the Actual Statement from Landlord, Tenant shall pay a lump sum equal to said total increase over the Operating Expense Stop and/or Real Property Taxes Stop, less the total of the monthly installments of increases set forth on the Estimated Statement which were paid in the previous calendar year.

                (f) If, in any calendar year, Tenant's Percentage Share of Operating Expenses and/or Real Property Taxes is less than the preceding calendar year, then upon receipt of Landlord's Actual Statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited toward the next monthly rent failing due and the monthly installment of Tenant's Percentage Share of Operating Expenses and/or Real Property Taxes to be paid pursuant to the then current Estimated Statement shall be adjusted to reflect such lower expenses or real property taxes for the most recent calendar year, or if this Lease has been terminated, such excess shall be credited against any amount which Tenant owes Landlord pursuant to this Lease, and if such amounts have been paid, Landlord shall promptly pay such excess to Tenant. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Paragraph shall not constitute a waiver of its right to require an increase in rent nor shall it relieve Tenant of its obligations pursuant to this Paragraph, except that Tenant shall not be obligated to make any payments based on such estimate or statement until ten (10) business days after receipt of such estimate or statement.

                (g) In the event Tenant shall dispute the amount set forth in the Actual Statement described above; Tenant shall have the right not later than sixty (60) calendar days following receipt of such Actual Statement to review Landlord's books and records and such review shall be conducted during the hours and at the location in the Bay Area designated by Landlord. Tenant shall have the right not later than ten
        (10) business days following such review to cause Landlord's books and records with respect to the preceding calendar year to be audited by a certified public accountant mutually acceptable to Landlord and Tenant. If such audit discloses an amount payable by Landlord such amount shall be credited to Tenant as provided in Subparagraph 5(f) above. If such audit discloses an amount payable by Tenant to Landlord, Tenant shall pay a lump sum equal to such amount upon receipt of the results of the audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of ten percent (10%) of the payments previously made by Tenant for such calendar year, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be borne by Tenant. If Tenant fails to request an audit within ten (10) business days following such review, such Actual Statement shall be conclusively binding upon Landlord to Tenant.

                (h) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes for the year in which this Lease terminates, and subject to Tenant's audit rights described above, Tenant shall within twenty
        (20) business days following the receipt of the final determination, pay any increase due over the estimated expense paid and conversely any overpayments made in the event said expenses decrease immediately shall be rebated by Landlord to Tenant.

        6.      SECURITY DEPOSIT.

        Tenant has deposited with Landlord the Security Deposit designated in Paragraph 20 of the Basic Lease Terms. Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 4 and 5 hereof has been determined and paid in full. Should Landlord sell its interest in the Premises during the term hereof or if Landlord deposits with purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.



                                                                   -------------
                                                                   June 16, 1997

        7.      USE.

        Tenant shall use the Premises for general office purpose, including without limitation software development (but excluding a computer processing center facility) and purposes incident thereto, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of the Landlord, not to be unreasonably withheld or delayed). Tenant shall not use or occupy the premises in violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or of the Certificate of Occupancy or temporary Certificate of Occupancy issued for the Building of which the Premises are a part, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of any recorded covenants and restrictions affecting the Site or of any law or of said Certificate of Occupancy or temporary Certificate of Occupancy. Tenant may not offer shared tenant services, such as but not limited to word processing, to any unaffiliated tenant in the Building without Landlord's prior written consent, which consent may be withheld by Landlord at its sole and absolute discretion. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or knowingly permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or knowingly allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or knowingly permit any nuisance in, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant shall be responsible for the cost of all structural engineering required to determine the structural load of all safes, files and heavy equipment which Tenant desires to place in the Premises.

        8.      PAYMENTS AND NOTICES.

        All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated by Landlord in Paragraph 2 of the Basic Lease Terms above or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building of which the Premises are a part or if delivered personally to Tenant at the Premises or to Landlord at both of the addresses designated in Paragraph 2 of the Basic Lease Terms. Either party may by written notice to the other specify a different address for notice purposes. If more than one person or entity constitutes the "Tenant" under this Lease, service of any notice upon any one of said persons or entities shall be deemed as service upon all of said persons or entities.

        9.      BROKERS.

        The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Paragraph 22 of the Basic Lease Terms, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that to Tenant's knowledge no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Lease and that Tenant knows of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and indemnify Landlord for all said damages paid or incurred by Landlord resulting from any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein.

        10.     HOLDING OVER.

                (a) With Landlord's Consent: If Tenant, with Landlord's written consent, remains in possession of all or any portion of the Premises after the Expiration Date or earlier termination (collectively "Termination") of this lease and if Landlord and Tenant have not executed a written agreement as to the terms of such holding over, then Tenant's continued occupancy shall be a tenancy from month to month. With respect to such month to month tenancy, the monthly rent payable shall be of the Monthly Basic Rent in effect immediately prior to Expiration Date or earlier termination together with additional rent in the form of such other payments required of Tenant under the provisions of this lease including, without limitations the provisions of Section 5 of this Lease.



                                                                   -------------
                                                                   June 16, 1997

                (b) Without Landlord's Consent: If Tenant remains in possession all or any portion of the Premises after the Termination of this Lease without Landlord's consent, Tenant shall be deemed a tenant at sufferance only. Landlord and Tenant agree that as to such tenancy at sufferance, the fair market rental value of the Premises shall be deemed to be One Hundred and Thirty-Five percent (135%) of the Monthly Basic Rent in effect immediately prior to Termination together with additional rent in the form of such other payments required of Tenant under the provisions of this Lease including, without limitation, the provisions of Section 5 of this Lease (the "Sufferance Rent"). Tenant shall be obligated to pay the Sufferance Rent to Landlord until the Premises are delivered back into Landlord's possession and control. The provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord conferred by this Lease or provided by law.

                (c) Compliance with Tenant's Obligations as Defined by this
        Lease: In the event Tenant remains in possession all or any portion of the Premises after the Termination of this Lease, with or without Landlord's consent, such possession by Tenant shall obligate Tenant to satisfy each, all and every one of the Tenant's obligations under the provisions of this lease for the duration of such occupancy the provisions of this Lease shall remain in effect for the duration of the month to month tenancy.

                (d) Indemnity: If Tenant fails to surrender the Premises upon the Termination of this Lease or remains in possession of the Premises for any period without Landlord's written consent, Tenant shall indemnify and hold Landlord harmless from all expense (including reasonable attorneys fees), loss and liability including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

        11.     TAXES ON TENANT'S PROPERTY.

        Tenant shall be liable for and shall pay prior to delinquency: (1) all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises; and (2) any improvements installed in the Premises by Landlord in excess of the allowance as specified in paragraph 12 of the Basic Lease Terms; and (3) any Changes (as defined in Section 13 of this Lease. The matters referred to as items (1), (2) and (3) in the preceding sentence are collectively referred to as the "Taxable Items". If any such taxes on the Taxable Items are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion of a value placed upon all or any portion of the Taxable Items, Landlord, after written notice to Tenant, shall have the right, but not the obligation to pay any taxes levied upon the Taxable Items without regard to the validity of the levy. If Landlord pays the taxes based upon such assessments and/or increased assessments, Tenant shall, upon demand, repay to Landlord the taxes levied against Landlord or the portion of such taxes resulting from such increase in the assessment together with interest at the rate of two per cent higher than the Bank of America Reference Rate from the date of advancement until the date of repayment.
Tenant, at Tenant's sole cost and expense, shall have the right to bring suit in Landlord's name in any court of competent jurisdiction to recover the amount of any such taxes paid by Landlord. Landlord shall cooperate with respect to such suit. Tenant will hold Landlord harmless from all cost, loss and expense in connection with the suit.

        12.     CONDITION OF PREMISES.

        Tenant acknowledges that, except as set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition.

        13.     ALTERATIONS.

                (a) Tenant may, at any time and from time to time during the term of this Lease, at its sole cost and expense, make alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called "Changes") in and to the Premises, excluding structural changes, on the following conditions, and providing such Changes will not result in a violation of or require a change in the Certificate of Occupancy or temporary Certificate of Occupancy applicable to the Premises;

                        (i) The outside appearance, character or use of the
                Building shall not be affected, and no Changes shall weaken or impair the structural strength or, in the reasonable opinion of Landlord, materially lessen the value of the Building or create the potential for unusual expenses to be incurred by Landlord or any future tenant of the Premises upon the removal of Changes and the restoration of the Premises upon the termination of this Lease;

                        (ii) No part of the Building outside of the Premises
                shall be physically affected;



                                                                   -------------
                                                                   June 16, 1997

                        (iii) The proper functioning of any of the mechanical,
                electrical, sanitary and other service systems or installations of the Building ("Service Facilities") shall not be adversely affected and there shall be no construction which might materially interfere with Landlord's free access to the Service Facilities or materially interfere with the moving of Landlord's equipment to or from the enclosures containing the Service Facilities;

                        (iv) In performing the work involved in making such
                Changes, Tenant shall be bound by and observe all of the conditions and covenants contained in this Paragraph;

                        (v) All work shall be done at such times and in such
                manner as Landlord from time to time may reasonably designate;

                        (vi) Tenant shall not be permitted to install and make
                part of the Premises or Building any materials, fixtures or articles which are subject to liens, conditional sales, contracts or chattel mortgages.

                        (vii) Unless approved in writing by Landlord in
                accordance with Section 13(I) below, at the date upon which the term of this Lease shall end, or the date of any earlier termination of this Lease, Tenant shall on Landlord's written request restore the Premises to their condition prior to the making of any Changes permitted by this Paragraph 13, reasonable wear and tear, casualty and condemnation excepted.

                (b) Before proceeding with any Change (exclusive of changes to items constituting Tenant's personal property) either in excess of $25,000 or that may effect the structural integrity of or the mechanical systems in the Building, Tenant shall submit to Landlord plans and specifications for the work to be done, which shall require Landlord's written approval not to be unreasonably withheld, conditioned or delayed. Landlord shall have seven (7) working days to review the proposed Changes and either approve the Changes as submitted or state its reasons for not approving such Changes.

                (c) If the proposed Change requires approval by or notice to the lessor of a superior lease or the holder of a mortgage, no Change shall be proceeded with until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or mortgage with respect to the proposed Change or alteration have been met or complied with at Tenant's expense; and Landlord, if it approves the Change, will request such approval or give such notice, as the case may be.

                (d) After Landlord's written approval has been sent to Tenant and the approval by or notice to the lessor of a superior lease or the holder of a superior mortgage has been received or given, as the case may be, Tenant shall enter into an agreement for the performance of the work to be done pursuant to this Paragraph 13 with Landlord's contractor. All costs and expenses incurred in connection with Changes shall be paid by Tenant within seven (7) business days after each billing by Landlord or any such contractor or contractors. Tenant shall in all cases comply with the provisions of Paragraph 15 hereof in performing hereunder. If Landlord approves the construction of specific interior improvements in the Premises by other contractors chosen by Tenant from a list prepared by Landlord at Tenant's request, then Tenant's contractors shall obtain on behalf of Tenant and at Tenant's sole cost and expense, (i) all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and (ii) a completion and lien indemnity bond, or other surety, satisfactory to Landlord, for the Changes. In the event Tenant shall request any changes in the work to be performed after the submission of the plans referred to in this Paragraph 13, such additional changes shall be subject to the same approvals and notices as the changes initially submitted by Tenants.

                (e) All Changes and the performance thereof shall at all times comply with (i) all laws, rules, order, ordinances, directions, regulations and requirements of all governmental authorities, agencies, offices, departments, bureaus and boards having jurisdiction thereof,
        (ii) all rules, order, directions, regulations and requirements of the Pacific Fire Rating Bureau, or of any similar insurance body or bodies, and (iii) all rules and regulations of Landlord, and Tenant shall cause Changes to be performed in compliance therewith and in good and first class workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the building. Changes shall be performed in such manner as not to materially interfere with the occupancy of any other tenant in the Building nor delay, or impose any additional expense upon Landlord in construction, maintenance or operation of the Building, and shall be performed by contractors or mechanics approved by Landlord and submitted to Tenant pursuant to this Paragraph, who shall coordinate their work in cooperation with any other work being performed with respect to the Building. Throughout the performance of Changes, Tenant, at its expense, shall carry, or cause to be carried, workmen's compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Building, of which Landlord and its managing agent shall be



                                                                   -------------
                                                                   June 16, 1997
        named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord all in compliance with Paragraph 20(b) hereof;

                (f) Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten
        (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may by written notice to Tenant, given at least thirty
        (30) days prior to the end of the term, require Tenant to remove all Changes installed by Tenant, and Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's option, shall pay to the Landlord all of Landlord's actual reasonable costs of such removal and repair, unless approved in writing by Landlord in accordance with Section 13(i) below,

                (g) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and reasonable attorney's fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession.

                (h) Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Site or the Building (including the Premises if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, provided Tenant's access to or use of the Premises is not materially affected thereby, to change the name by which the Building is commonly known, as Landlord may deem necessary or desirable. Nothing contained in this Paragraph 13 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained in this Paragraph 13 shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as otherwise provided in this Lease.

                (i) At the time Tenant elects to make any Changes to the Premises, Tenant shall have the right to notify Landlord in writing of tile proposed Changes and to request that Landlord notify Tenant whether Landlord will require Tenant to remove the Changes upon expiration or earlier termination of this Lease. Landlord agrees that if it receives the such written notice from Tenant, Landlord will notify Tenant in writing, within ten (10) business days after receiving Tenant's notice as to whether Landlord will waive its rights herein to require Tenant to remove said Changes upon the expiration or earlier termination of this Lease.

        14.     REPAIRS.

                (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, maintain and make all repairs to the interior of the Premises and every part thereof, to keep, maintain and preserve the Premises in first class condition, excepting ordinary wear and tear, and repair. Any such maintenance and repairs shall be performed by Landlord's contractor, or at Landlord's option, by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord. All costs and expenses incurred in such maintenance and repair shall be paid by Tenant within seven (7) business days after billing by Landlord or such contractor or contractors unless such repair is necessitated by the act, neglect, fault or emission of any duty of Landlord, its agents, servants or employees. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same condition as when received, reasonable wear and tear, casualty and condemnation excepted and subject to Section 13(i) above. Except as set forth in Exhibit "C" herein, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.



                                                                   -------------
                                                                   June 16, 1997

                (b) Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord as additional rent, the actual reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 21 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein unless such repair is necessitated by the act, neglect, fault or omission of any duty of Landlord or its agents, servants or employees, in which case, if Tenant is unable to use the Premises, or any portion of it, during the period of such repairs, rent shall be abated in proportion to the portion of the Premises rendered unusable until Tenant is again able to use the entire Premises. Tenant shall maintain and repair at its sole cost and expense, and with maintenance contractors approved by Landlord, all special non-base building facilities installed by or on behalf of Tenant including but not limited to lavatory, shower, toilet, washbasin and kitchen facilities and special heating and air conditioning systems, including all plumbing connected to said facilities or systems,

        15.     LIENS.

        Tenant shall not permit any mechanic's, materialmen's, or other liens to be filed against the Multi-Story Parking Facility or the Site or any portion thereof of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid or expense incurred by Landlord to remove such liens, together with interest at the prime rate as quoted in the Wall Street Journal from time to time plus 4% from the date of such payment by Landlord.

        16.     ENTRY BY LANDLORD

        Landlord reserves the right to enter the Premises for purposes of inspection, maintenance, repair and alteration of the Premises and the Building. Landlord further reserves the right to enter the Premises to show them to prospective purchasers or, during the last twelve months of the lease, to prospective tenants. Except in the case of an emergency, Landlord will restrict its entry to normal business hours and will provide such advanced notice of the intended entry as is reasonably possible under the circumstances. Landlord shall make commercially reasonable efforts to perform all such inspections, showings, maintenance and repairs expeditiously and shall make commercially reasonable efforts to minimize interference with Tenant's normal business operations. Tenant agrees that Landlord and Landlord's manager shall retain a key to all doors (excluding doors to safes and vaults) in the Premises to facilitate such access as Landlord may require. Tenant shall not change or add any locks to any doors in the Premises without Landlord's advance permission. Should Tenant violate the provisions of the preceding sentence, Landlord shall have the right to use such means as may be required to gain entry to the Premises and Tenant shall be responsible for all costs, expenses and repairs required as a result. No entry by Landlord pursuant to the provisions of this Lease shall be deemed or construed as a violation of Tenant's right of quiet enjoyment, an eviction of Tenant or a violation of any other right claimed by Tenant.

        17.     UTILITIES AND SERVICES.

                (a) Landlord agrees, during the Lease term, to furnish to the Premises during those hours set forth in the Rules and Regulations as defined in Exhibit "F" hereof, as may be amended in writing by Landlord from time to time during the term of this Lease and delivered to Tenant,
        (i) electrical current in amounts described below, which amounts Landlord and Tenant have specifically considered and hereby acknowledge as representing the normal demands of general office space and hereby conclusively deem to represent a reasonable quantity of electric current for normal lighting and fractional horsepower office machines for the use as described herein: (ii) heating, ventilation and air conditioning ("HVAC") in amounts consistent with amounts provided for general office space which, by way of illustration, shall be considered to be HVAC necessary to provide adequate heating, cooling and ventilation for up to one (1) person per 175 rentable square feet during normal business hours (as more fully described in the Rules and Regulations) assuming the absence of heat generating equipment or devices and the absence of an excessive concentration of equipment or devices which individually would generate a normal amount



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                                       16
        of heat but together generate an excessive amount of heat; (iii) standard janitorial service (including washing of windows with reasonable frequency as determined by Landlord), generally consistent with janitorial service furnished in other first-class office buildings in the City of Oakland; (iv) water in reasonable quantities, reasonableness being determined with reference to the typical usage of office tenants within the Building for the use as described herein, for lavatory and drinking purposes not in the Premises and (v) passenger elevator service by non-attended automatic elevators.

                (b) In its use of the Premises, Tenant shall strictly adhere to all of the following electric demand and consumption levels:

                        (i) Tenant's use of electricity shall be consistent with
                other tenants in the Building and shall not exceed that of other typical office tenants in the Oakland Central Business District.

                        (ii) Except as approved by the Landlord, the Tenant
                shall at no time permit the electrical current used in the Premises to violate any restrictions imposed by any governmental authority, including the requirements with respect to lighting devices set forth in the California Administrative Code, Title 24, Part 6, Division T-20, Chapter 2, Subchapter 4.

                        (iii) If at any time after the Commencement Date, Tenant
                requires additional electrical capacity, such additional capacity may result in the imposition of additional rent to Tenant pursuant to Subparagraph (e) below, if such additional electrical capacity is available and Landlord in its reasonable discretion agrees to provide same.

                (c) Landlord makes no guarantees or representations to Tenant that the level of HVAC provided to the Premises pursuant to Subparagraph (a) above will be adequate for Tenant's business purposes. If (i) Tenant's business use, or (ii) Tenant's occupancy of the Premises (if such occupancy exceeds one person per one hundred seventy-five
        (175) square feet of rentable area), requires additional HVAC above the level provided for general office space in the Building or affects the HVAC level otherwise maintained in the Building, Landlord shall have the right in its sole discretion to install any machinery and equipment that Landlord reasonably deems necessary to provide Tenant with additional HVAC or to restore the HVAC level otherwise maintained in the Building, including, without limitation, modifications or alterations to the Building's HVAC system or the installation of a separate HVAC system to service the Premises.

                (d) Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances of any character, or for any other causes.

                (e) If Tenant requires or utilizes more water, HVAC or electricity than is permitted by the standards set forth above, then such amounts will conclusively be deemed to be excess usage. Landlord may at its option (i) require Tenant to pay, as additional rent, the reasonable actual cost, incurred by Landlord to provide such excess usage, including but not limited to, any and all costs incurred in connection with the purchase, installation, operation and maintenance of additional systems and transformers and any other equipment required to handle such extraordinary capacity and any and all fees required to governmental authorities resulting from such extraordinary capacity, or
        (ii) Landlord shall install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant shall pay all charges of the utility providing service.

                (f) Landlord may charge as additional rent such reasonable fees or charges established by Landlord for any additional or unusual janitorial services required because of the carelessness of Tenant, the nature of Tenant's business (including the operation of Tenant's business other than from 8:00 a.m. to 6:00 p.m., Monday through Friday) and the removal of any refuse or rubbish from the Premises except for discarded material placed in wastepaper baskets and left for emptying as an incident to Landlord's normal cleaning of the Premises. Landlord shall have no responsibility for providing janitorial service to any portion of the Premises used for preparing, selling or consuming food or beverages, for storage, for a mail room, or for a bathroom, shower, or similar function. Tenant shall also be responsible for the cost of maintaining non-standard improvements including but not limited to metallic trim, wood floor covering, glass panels, partitions, kitchens and executive washrooms in the Premises.

                (g) Tenant specifically undertakes to install within the Premises and maintain at Tenant's cost such nonbase building standard fire protection and life safety equipment as required by any governmental authority or insurer, and if so required, Tenant shall appoint one of Tenant's personnel to coordinate with the fire protection facilities and personnel of Landlord. With respect to fire extinguishers, Landlord shall be responsible for the



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                                       17
                        maintenance of fire extinguishers in the Common Areas only. Tenant shall maintain all fire extinguishers installed in the Premises by or on behalf of the Tenant.

                                (h) Landlord shall furnish and replace all
                        Building Standard Lamps, as defined herein, only. For the purpose of this Lease, Building Standard Lamps shall be defined as four foot (4') long fluorescent tubes installed in the building standard 2'x 4', 2-lamp and 3-lamp fixtures. Landlord shall, as all Operating Expense of the Building, replace non-Building Standard Lamps furnished at the sole cost of the Tenant.

                                (i) Without the prior written consent of
                        Landlord, which Landlord may refuse in its sole discretion, Tenant shall connect no equipment, apparatus, machine, or other device to any of the Building's systems that would exceed the design capacity of such systems. Tenant may connect standard office machines which consume comparable amounts of electricity to the electrical system in the Premises but only through electrical outlets in the Premises which have been installed in accordance with the local building codes.

                                (j) Without the prior written consent of
                        Landlord, which Landlord may refuse in Landlord's sole discretion, Tenant shall not place or install in the Premises any machine, equipment, storage, or shelving the weight of which exceeds the normal load bearing capacity of the floors of the Building. If Landlord consents to the placement or installation of any such machine, equipment, storage, or shelving in the Premises which exceeds such weight allowance, Tenant at its sole expense shall reinforce the floor of the Premises in the area of such placement or installation, pursuant to plans and specifications approved by Landlord and otherwise in compliance with Paragraph 13, to the extent necessary to assure that no damage to the Premises or the Building or weakening of any structural supports will be caused.

        18.     INDEMNIFICATION.

                (a) Tenant's Indemnity. To the fullest extent permitted by law Tenant hereby agrees to defend, indemnify and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees (collectively "Tenant and its Agents") in or about the Premises or elsewhere, and hereby agrees to further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant, or of its agents, employees or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon; [and in case any action or proceeding brought against Landlord by reason of any such claim] except for Landlord's willful misconduct or negligence of Landlord or its agents or employees in connection with the Premises, Building or Site. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises caused by the condition of the Premises except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure.

                (b) Landlord's Indemnity. To the fullest extent permitted by law Landlord hereby agrees to defend, indemnify and hold Tenant harmless against and from any and all claims arising from Landlord's conduct of its business or from any activity, work, or thing done, permitted or suffered by Landlord, its agents, contractors, employees or invitees (collectively Landlord and its Agents) in or about the Premises, Building or Site, and hereby agrees to further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default in the performance of any obligation, on Landlord's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of Landlord, or of its agents, employees or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon; [and in case any action or proceeding brought against Tenant by reason of any such claim] except for Tenant's willful misconduct or negligence of Tenant or its agents or employees in connection with the Premises, Building or Site.

        19.     DAMAGE TO TENANT'S PROPERTY.

        Notwithstanding any other provision of this Lease, Landlord and its Agents shall have no liability for any injury or damage to Tenant's personal property resulting from any cause including but not limited to; fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Property or from the pipes, appliances or plumbing works located within any structure constructed upon the Property or from the roof, street or sub-surface or from any other place or resulting from dampness or any other patent or latent cause whatsoever. Landlord and its agents shall have no liability to Tenant for interference with the light or other rights or benefits associated with the use of the Premises or the Property. Tenant shall give prompt notice to Landlord in case of fire or accidents on or in the Property or of defects in the Property, any structure located upon the Property and all fixtures and equipment located within the Property.



                                                                   -------------
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                                       18

        20.     INSURANCE.

                (a) Tenant's Insurance. During the term of this lease and any extension of the term, Tenant at his sole cost and expense shall, obtain, maintain and keep in full force and effect, the insurance described below with respect to the Property.

                        (i) Property insurance covering the risks of physical
                damage or loss as provided under the Standard Causes of Loss Form, or other equivalent form, upon property of every description and kind located in or upon the Property: (1) owned by Tenant; (2) for which Tenant is legally liable; (3) installed by or on behalf of Tenant including, without limitation, furniture, fittings, installations, including tenant improvements and betterments, fixtures and any other personal property; and (4) all improvements installed by Landlord within the Premises which are in excess of the allowance as specified in paragraph 12 of the Basic Lease Terms. All insurance acquired by Tenant pursuant to the provisions of this paragraph shall be in an amount not less than ninety percent (90%) of the full replacement cost of the items described as (1) through (4) above, inclusive. Notwithstanding any other provision of this Lease, in event of a dispute as to the amount which comprises full replacement cost, Landlord's decision shall be conclusive.

                        (ii) A policy of Commercial General Liability Insurance
                coverage including personal injury, bodily injury, broad form property damage, premises/operations, owner's protective coverage, blanket contractual liability, products and completed operations liability, host liquor liability and owned/nonowned auto liability, in an amount not less than $2,000,000 per occurrence. The policy shall name Landlord, Landlord's managing agent and all lenders secured by the Property ("Lenders") as additional insureds, and shall also be endorsed to contain the following provision:

                        "Insurance afforded by this policy for Landlord's
                benefit and protection shall be primary with respect to all claims, losses or liabilities arising out Tenant's use of the Premises or from Tenant's operation. Any insurance carried by Landlord shall be excess and non contributing."

                        (iii) Loss of income and extra expense insurance in such
                amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

                        (iv) Worker's compensation insurance and other insurance
                to comply with all applicable regulations.

                        (v) Any other form or forms of insurance as Landlord may
                reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

                (b) Qualified Insurers. All insurance policies required pursuant to the provisions of this Section shall be maintained with insurers with a Best's rating of A-VI or better, unless otherwise approved in writing by the Landlord and in form satisfactory from time to time to Landlord. Tenant will cause Landlord to receive certificates of insurance on the Landlord's standard form, or, at Landlord's option, certified copies of each insurance policy and endorsement (collectively the "Insurance Certifications"). Tenant will deliver the Insurance Certifications to Landlord as soon as practicable after placing the required insurance, but in no event later than ten (1O) business days after the Commencement Date. Each insurance policy obtained by Tenant shall include an endorsement requiring the insurer to notify Landlord and the Lenders in writing at least thirty (30) days prior to any material change, reduction in coverage, cancellation, or other termination of the policy.

                (c) Insurance Proceeds on Termination. In the event of damage to or destruction of the Property entitling Landlord to terminate this Lease pursuant to Paragraph 21 of this Lease, if the Premises have also been damaged, and if Landlord terminates this Lease, Tenant will immediately pay to Landlord all of its insurance proceeds, if any, relating to the Landlord's Work and alterations made by Landlord (but not to Tenant's trade fixtures, equipment, furniture or other personal property of Tenant) in the Premises. Upon termination of this Lease, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the Landlord's Work, the alterations and the Premises.

                (d) Landlord's Insurance, Throughout the term of this Lease, Landlord shall insure the Building (excluding any property which Tenant is obligated to insure pursuant to the provisions of subparagraph 29(a) above), which insurance shall be an Operating Expense of the Property and the Site, against damage by fire and other perils insured under the standard Special Causes of Loss Form, or other equivalent form, and Commercial General Liability and Umbrella Liability in such reasonable amounts with such reasonable deductibles as would be carried by a prudent owner of a similar Class A office building in Northern California. Landlord may take out and carry any other form





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                                       19
        or forms of insurance as it may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, with respect to the Building or any alterations of the Premises, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord. Landlord shall use such insurance proceeds in the repair and reconstruction of the Building and the Premises unless the provisions of Subparagraph 20(c) above shall apply. Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease; or on any tenant improvements constructed in the Premises by Landlord in excess of the allowance as specified in paragraph 12 of the Basic Lease Terms; and Landlord shall not be obligated to repair any damage thereto or replace the same.

                (e) Conditional Waiver. Landlord and Tenant hereby release each other and their respective Agents from any and all claims or demands of damage, loss, expense or injury to the Premises, the Property, the furnishings and fixtures and equipment or inventory or other property of either Landlord or Tenant in, about or upon the Property, which is caused by or results from perils or events which are the subject of insurance carried by the parties in force at the time of such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent insurance coverage is not prejudiced thereby. Each party shall cause each insurance policy it obtains to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with damage covered by such policy,

                (f) Compliance with Policy Requirements. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force from time to time covering the Property or any portion of the Property or any personal property located within the Property (collectively the "Insured Property"). Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance covering the "Insured Property" and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating bureau or any other organization performing a similar function. In the event Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Insured Property, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Insured Property or the Landlord's Work showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Insured Property.

                (g) Cure of Matters Negatively Impacting Insurance Coverage. If any insurance policy carried by Landlord, as provided by Subparagraph 20(d) above, shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way be reason of the use or occupation of the Premises or any part thereof by Tenant or by any assignee or sub-tenant or Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof, Tenant shall be in default of its obligations hereunder and Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition and Tenant shall forthwith pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located in the Premises as a result of such entry. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. In no event shall Landlord be obligated to attempt to remedy such default.

                (h) Ownership. Nothing in this Section shall be construed as affecting the ownership or right to possession of fixtures, personal property, the Landlords Work or other tenant improvements constructed in the Premises by Landlord in excess of the allowance as specified in paragraph 12 of the Basic Lease Terms.

        21.     Damage or Destruction.

                (a) In the event the Building and/or the Premises or any insured alterations are damaged by fire or other perils covered by Landlord's extended coverage insurance to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Premises and any insured alterations may be repaired, reconstructed or restored within a period of one-hundred eighty (180) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work or repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work or repair, reconstruction and restoration is such as to require a period longer than one-hundred eighty (180) days or exceeds twenty-five (25%) of the full insurable value



                                                                   -------------
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                                       20
        thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore the Building and/or Premises and any insured alterations and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore the Building and/or Premises and any insured alterations and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph
        21(a), Landlord shall give written notice to Tenant of its intention within thirty (30) days from the date of such event of damage or destruction. In the event Landlord elects not to restore said Building and/or Premises and any insured alterations, this Lease shall be deemed to have terminated as of the date of such partial destruction.

                (b) Upon any termination of this Lease under any of the provisions of this Paragraph 21, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have theretofore accrued and are then unpaid.

                (c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rent provided to be paid under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 21. Notwithstanding anything to the contrary contained in this Paragraph 21, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within six (6) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said six (6) months period.

                (e) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, (i) Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense or which were insured by either party and approved by Landlord and the proceeds of such insurance have been received by Landlord, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant and (ii) the deductible amount required to be paid in connection with the recovery of proceeds under any insurance policy covering the Building and/or the Premises shall be included as an Operating Expense of the Site to the extent such damage or destruction occurs to the exterior and/or structural portion of the Building and/or the Common Areas, as reasonably determined by Landlord. To the extent such damage or destruction occurs to the Premises, as reasonably determined by Landlord, Tenant shall reimburse Landlord for such deductible amount.

                (f) In the event that damage in excess of the deductible amount of insurance is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

                (g) Notwithstanding anything to the contrary contained in this Paragraph 21, Landlord shall not have any obligations whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 21 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

                (h) The provisions of California Civil Code SS 1932, Subsection 2, and SS 1933, Subsection 4, are hereby waived by Tenant.

                (i) In the event it becomes necessary for Landlord to terminate the Lease in accordance with the terms of this Section 21, Landlord's treatment of Tenant shall be consistent with the treatment of other tenants in the Building.

        22.     EMINENT DOMAIN.

                (a) In case the whole of the Premises, the Building or the Site or such part of the Premises, Building or the Site as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasipublic purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking and Landlord shall be entitled to receive the



                                                                   -------------
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                                       21
        entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at his option may terminate this Lease; provided, however, Landlord's treatment of Tenant shall be consistent with the treatment of other tenants in the Building. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to Substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph 22 shall be deemed to give Landlord any interest in any award separately made to Tenant for the taking of personal property and trade fixtures belonging to Tenant or for moving costs incurred by Tenant in relocating Tenant's business or for interference with Tenant's business.

                (b) In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall be abated only for the portion of the Premises affected, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 14 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For purpose of this Subparagraph 22(b), a temporary taking shall be defined as a taking for a period of fifty (50) days or less.

                (c) Tenant waives the provisions of California Code of Civil Procedure Section 1265.130.

        23.     DEFAULTS AND REMEDIES.

        1. Default Conditions. Each of the following events constitutes a default and breach of this Lease by Tenant:

                (a) Tenant's failure to pay any rent or charges required to be paid by Tenant under this Lease where such failure continues for five
        (5) days after written notice from Landlord to Tenant of such failure to perform (the notice period respecting the existence of a default shall not modify the obligation to pay a late charge provided for below);

                (b) Tenant's failure to promptly and fully perform any other covenant, condition or agreement contained in this Lease where such failure continues for 10 Days after written notice from Landlord to Tenant of such failure to perform with respect to the payment of money or 30 Days after written notice from Landlord to Tenant of such failure to perform with respect to failures to perform of a non monetary nature;

                (c) the levy of a writ of attachment or execution on this Lease or on any of Tenant's property located in the Premises which is not stayed within 90 days after the date upon which it is filed;

                (d) a general assignment for the benefit of Tenant's creditors or an arrangement, composition, extension or adjustment with Tenant's creditors, the filing by or against Tenant of a petition for relief or other proceeding under the federal bankruptcy laws or state or other insolvency laws, or the assumption by any court or administrative agency, or by a receiver, trustee or custodian appointed by either, of jurisdiction, custody or control of the Premises or of Tenant or any substantial part of its assets or property which remains under such control 90 days following the date of the assumption of control.

        If a non monetary default occurs which Tenant cannot reasonably cure within the above time period but Tenant commences corrective action within that period and prosecutes the corrective action diligently and continuously to completion, Tenant's rights under the lease shall remain in good standing and Tenant shall be subject to no further monetary penalty for such default.

        2. Landlord's Remedies. If Tenant defaults under this Lease, in addition to other rights or remedies Landlord may have under this Lease or the law, Landlord may elect either of the remedies set forth in paragraphs 2.1 and 2.2 of this Lease.

        For purposes of this Paragraph (inclusive of all subparagraphs), "worth at the time of award" of the amounts referred to in parts 2.1(i) and 2.2(ii) shall be computed by allowing interest at the highest rate allowable by law, and "worth at time of award" of the amount referred to in part 11.2.1(iii) shall be computed by discounting such amount at the rate specified in California Civil Code Section 1951.2(b) or any successor statute. In such computations, the rent due hereunder shall include Monthly Basic Rent plus the aggregate amount of all other rents, charges, Operating Expenses and other amounts payable by Tenant hereunder.


                                                                   -------------
                                                                   June 16, 1997

                2.1. Landlord, at its option, shall have the right to immediately terminate this Lease and Tenant's right to possession of the Premises by giving written notice to Tenant and to recover from Tenant an award of damages equal to the sum of,

                        (i) the worth at the time of award of the unpaid rental
                which had been earned at the time of termination,

                        (ii) the worth at the time of award of the amount by
                which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant affirmatively proves could have been reasonably avoided,

                        (iii) the worth at the time of award of the amount by
                which the unpaid rental for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant affirmatively proves could be reasonably avoided, and

                        (iv) any other amount necessary to compensate Landlord
                for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, and

                        (v) all such other amounts in addition to or in lieu of
                the foregoing as may be permitted from time to time under applicable law; or;

                2.2. Notwithstanding any other provision of this Lease, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). Tenant agrees that this Lease confers upon tenant the right to sublet or assign its interest in this lease subject to reasonable limitations. Tenant acknowledges that such reasonable limitations and the right to sublet or assign as conferred by this Lease comply with the requirements imposed by California Civil Code Section 1951.4. This right shall continue in effect for so long as Landlord does not terminate this Lease and Tenant's right to possession of the Premises, in which event, Landlord shall retain the right to enforce all rights and remedies provided by this Lease and by law, including the right to recover all rent and other charges payable by Tenant under this Lease as they become due.

        3. Landlord's Default Except as otherwise provided by this Lease, Landlord's failure to perform any obligation required of Landlord (other than a delay in delivery of possession) within 30 Days after Tenant's delivery to Landlord of written notice, specifying the obligation Landlord has failed to perform shall constitute a default. Notwithstanding the preceding sentence, if the nature of the obligation is such that more than 30 Days are required for performance, then Landlord shall not be in default if it commences performance within such 30 Day period and diligently prosecutes the same to completion. If Landlord has not timely commenced to cure the default (or subsequently does not diligently pursue the cure), Tenant may perform Landlord's obligation(s) with respect to the default and bill Landlord for the reasonable cost of performance. Should Landlord dispute the claim for any reason, the matter will be resolved pursuant to the arbitration provisions of this Lease.

        24.     ASSIGNMENT AND SUBLETTING.

                (a) Required Approval. Without first obtaining Landlord's written consent, Tenant shall not directly or indirectly: (1) assign this Lease in whole or in part; (2) sublet all or any part of the Premises; (3) license the use of all or any part of the Premises; (4) license all or any part of any business conducted on the Premises; (5) encumber or hypothecate this Lease (items (1) through (5) are collectively referred to as a "Transfer"). Landlord shall not unreasonably withhold or delay Landlord's consent to any requested Transfer. As used in this Section, "Transferee" refers to the person(s) or entity(ies) intended to receive any use or occupancy rights to the Premises as the result of a proposed Transfer.

                (b) Request for Consent. Tenant's request for consent to any Transfer shall be in writing and shall include the following: (a) the name and legal composition of the proposed Transferee; (b) the nature of the proposed Transferee's business to be carried on in the Premises; (c) the Terms and provisions of the proposed Transfer including, without limitation the proposed commencement and termination dates (respectively the "Scheduled Commencement" and the "Scheduled Termination"); and (d) such financial and other information as Landlord may reasonably request concerning the proposed Transferee, the proposed Transfer and any transaction contemplated to occur in connection with the proposed Transfer. Within fifteen (15) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or Transferee's financial responsibility, Landlord shall elect one of the following options And notify Tenant in writing of its election;


                                                                   -------------
                                                                   June 16, 1997

                        (i) Consent to the proposed Transfer;

                        (ii Conditionally consent to the proposed Transfer,
                requiring that Tenant and/or the proposed Transferee agree to specific reasonable terms and provisions as a condition of approval of the Transfer.

                        (iii) Refuse to consent to the Transfer on reasonable
                grounds.

                        (iv) Elect to terminate this Lease, or in the case of a
                request for approval of Transfer of a portion of the Premises, terminate this Lease as to the portion of the Premises subject to the proposed Transfer. If Tenant requests Landlord's consent to any Transfer of all or a portion of the Premises, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibilities information required by this Section to terminate this Lease, in whole or as to the affected portion of the Premises, effective as of the Scheduled Commencement.

                        (v) Landlord's failure to give written notice of its
                approval or disapproval of the proposed subletting or assignment within such period shall be deemed Landlord's consent to the proposed assignment or subletting. If Landlord disapproves of any proposed assignment or subletting, Landlord shall state the reason for the disapproval in Landlord's response to Tenant.

                (c) Voidable Transfers. Any Transfer without Landlord's prior written consent shall be voidable at Landlord's election and shall constitute a default under the provisions of this Lease entitling Landlord to exercise all rights and remedies provided by this Lease for Tenant's default.

                (d) Consent Does Not Constitute Waiver. Landlord's consent to any Transfer shall not constitute a waiver of the necessity for such consent to any subsequent Transfer by Tenant and/or by any Transferee of Tenant. The prohibition against assignment and subletting contained in this paragraph includes a prohibition against assignment or subletting by operation of law.

                (e) Change in Tenant's Composition. Except as set forth to the contrary in Paragraph 3 of the Rider attached hereto, in the event that Tenant is a partnership, a withdrawal or change of partners or a change of interests of partners or if Tenant is a corporation, other than a publicly traded corporation, any transfer of stock which collectively modifies 50% or more of the ownership shall constitute a Transfer requiring Landlord's advance approval.

                (f) Tenant's Liability. Unless Landlord expressly agrees to the contrary in writing, notwithstanding any approved Transfer, Tenant shall remain fully liable on this Lease and shall not be released from the obligations imposed upon Tenant by this Lease.

                (g) Grounds for Withholding Consent to Transfer. Without limiting other reasons or circumstances, Landlord and Tenant agree that it is reasonable for Landlord to withhold consent to Transfer, if (i) the financial strength of the proposed Transferee is not, in Landlord's reasonable judgment, commensurate with the obligations of the Lease;
        (ii) the proposed Transferee's use would, in Landlord's reasonable judgment, be incompatible with the then current tenants, or the use of the rest of the Property; (iii) the proposed Transferee's use would generate traffic, parking and/or wear and tear on the Premises or Property materially in excess of that generated by Tenant's use; (iv) the proposed terms of the Transfer do not expressly require compliance by the Transferee with each, all and every one of the provisions of this Lease; or (v) the proposed Transferee is a current tenant of the Building or a Prospective Tenant. As used in this Section, "Prospective Tenant" means a person or entity with which Landlord has negotiated for space in the Building within four months prior to the date of delivery to Landlord of the request for approval of the Transfer and any partnership, association or corporation owned 50% or more by any such persons and/or entities with whom Landlord has negotiated with the same time period. As used in this Section, "Property" refers to the Building and the Multi-Story Parking Facility and the Site.

                (h) Reasonable Limitations. Tenant expressly agrees that the provisions of this Lease respecting subletting, assignment and any Transfer are subject only to reasonable limitations in compliance with the requirements of California Civil Code Section 1951.4.

                (i) Landlord's Fees and Expenses. Tenant shall pay Landlord's reasonable processing costs and attorneys' fees incurred in reviewing and processing all requests for approval of a proposed Transfer whether or not, Landlord consents to the proposed Transfer.



                                                                   -------------
                                                                   June 16, 1997

                (j) Excess Rents. Tenant shall pay Landlord 50% of all Excess Rent received by Tenant directly or indirectly in connection with any Transfer respecting this Lease. As used in this Lease, "Excess Rent" means, subject to the adjustments provided below and allocated on a pro rata basis in the event of a Transfer of a portion of the Premises, in the case of an assignment, all consideration received and, in the case of a sublease or license, all consideration received in excess of rents and charges reserved under this Lease. The adjustments allowed pursuant to the provisions of this paragraph are: the cost of broker's commissions paid by Tenant with regard to the Transfer, legal fees incurred by Tenant respecting the Transfer, the unamortized portions of improvements made in the subleased area by Tenant for Tenant's use during the original tenancy (except those paid for by Landlord or by any Allowance from Landlord for such improvements) and other expenses reasonably incurred by Tenant in effectuating the Transfer including improvements constructed by Tenant for the Transferee as a condition of the Transfer). Notwithstanding the foregoing language, no broker's commissions, legal fees and other expenses so charged against receipts from the Transfer may exceed the fair market value for such services and all such services shall be strictly related to the Transfer.

                Tenant shall not receive any adjustment for its moving or relocation expenses and may not deduct them from compensation received. Tenant shall submit an accounting of all such expenses to Landlord within 60 days of the effective date of the Transfer. Such accounting shall be certified as accurate by a Certified Public Accountant or signed and certified as accurate by Tenant. All amortization of improvements shall be calculated in a manner which complies with generally accepted United States accounting practices consistently applied, Landlord shall have the right to-dispute any charges included in the accounting. In the event of any such dispute, Tenant shall, upon Landlord's request, provide reasonable documentation to substantiate all disputed items.

                (k) Transferee's Direct Payment. Landlord may require that the Transferee remit directly to Landlord on a monthly basis, all moneys due to Tenant by said Transferee. Landlord's imposition of such a requirement shall not relieve Tenant of any responsibilities or obligations under the provisions of this Lease, nor shall it obligate Landlord to undertake collection actions on Tenant's behalf. Landlord shall pay to Tenant any moneys remaining from the Transferee's payments after deducting all moneys due to Landlord under the terms of this Lease.

                (1) Restriction on Exercise of Options. To the extent Tenant possesses any option or options to expand into additional space within the Building or to extend the term of this Lease, such options may not be exercised nor will the time limits in which Tenant must exercise such options be extended, so long as any portion of the Premises are subject to a Transfer, whether or not Landlord has consented to the Transfer. Except with respect to the transferees described in Section 3 of the Rider attached hereto, but specifically excluding the transferees described in Subsection 3(c) of the Rider attached hereto, no Transferee shall acquire the right to extend the term of this Lease or to expand into additional space unless Landlord expressly consents in writing to the Transferee's acquisition of such right.

                (m) Restoration of Premises. Notwithstanding anything to the contrary in paragraphs 13 or 24, Landlord, at its sole discretion, may require Tenant, at Tenant's sole expense, to restore the Premises to the condition and configuration that existed in the Premises prior to any approved Transfer, normal wear and tear excepted unless approved otherwise in writing by Landlord.

        25.     QUIET ENJOYMENT.

        Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

        26.     SUBORDINATION.

        Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Site, (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, Site, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu Of foreclosure a made for any reason, Tenant shall, if requested by the ground lessor, mortgages or beneficiary as applicable attorn to and become the Tenant of the successor in Interest to Landlord and in


                                                                   -------------
                                                                   June 16, 1997
such event Tenant's right to possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and all other amounts required to be paid to Landlord pursuant to the terms hereof and observe and perform all of the provisions of this Lease, unless the Lease is otherwise terminated pursuant to its terms. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord and reasonably acceptable to Tenant, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within ten (10) business days of receipt of a second notice thereof, Tenant shall be in default, and Landlord may, at Landlord's option, terminate this Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of such documents.

        27.     ESTOPPEL CERTIFICATE.

                (a) Within ten (10) days following any written request which either party may make from time to time, the other party shall execute and deliver to the requesting party a statement, in a form substantially similar to the form of Exhibit "E" attached hereto, certifying (i) the Commencement Date of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; and (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 28 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein,

                (b) The non-requesting party's failure to deliver such statement within such time shall be conclusive upon such party (i) that this Lease is in full force and effect, without modification except as may be represented by the requesting party; (ii) that there are no uncured defaults in the requesting party's performance; and (iii) that not more than one (1) month's rent has been paid in advance. In the event that Landlord is the requesting party, Tenant's failure to deliver said statement to Landlord within ten (10) working days of receipt of a second notice thereof shall constitute a default under this Lease, and Landlord may, at Landlord's option, terminate the Lease, provided written notice of such termination is received by Tenant prior to Landlord's receipt of said statement.

        28.     BUILDING PLANNING.

        In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing a minimum of sixty (60) days in advance, Landlord shall have the right to move Tenant to other space in the Building of which the Premises forms a part, provided such space is comparable in size and design to the Premises, can in Tenant's reasonable determination, accommodate Tenant's permitted use hereunder, and is located on a floor above the Premises, at Landlord's sole cost and expense, including all of Tenant's moving expenses, telephone installation, electrical wiring and cabling, and stationary reprinting charges, and the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the New space and the Basic Lease Terms shall be amended to include and state all correct data as to the new space.

        29.     RULES AND REGULATIONS.

        Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit F", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

        30.     CONFLICT OF LAWS.

        This Lease shall be governed by and construed pursuant to the laws of the State of California.

        31.     SUCCESSORS AND ASSIGNS.

        Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.



                                                                   -------------
                                                                   June 16, 1997

        32.     SURRENDER OF PREMISES.

        The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto broom clean, in good order, repair and condition, reasonable wear and tear, casualty and condemnation excepted, and shall comply with the provisions of Subparagraphs 13(f) and 13(g). The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

        33.     PROFESSIONAL FEES.

                (a) Should either party bring suit against the other with respect to matters arising from or growing out of this Lease, then all costs and expenses, including without limitation, its actual reasonable professional fees and expenses such as appraisers', accountants' and attorneys' fees and expenses, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

                (b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its reasonable actual professional fees such as appraisers', accountants' and attorneys' fees and expenses. As used in this paragraph, references to "suit" include arbitration proceedings as well as actions commenced in court.

        34.     PERFORMANCE BY TENANT.

        All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by an encumbrance covering the Premises or the Building of which the Premises are a part. Therefore, if any monthly installment of Monthly Basic Rent is not received by Landlord within five (5) days following the due date therefor, or if Tenant fails to pay any other sum of money due hereunder and such failure continues for five (5) days after notice thereof by Landlord, Tenant shall pay, as additional rent, as liquidated damages for Landlord's costs an amount equal to four percent (4%) of the overdue amount, plus such overdue amount shall bear interest at the lesser of fifteen percent (15%) or the maximum rate permissible by law, calculated from the date the monthly installment of Annual Basic Rent is due until the date of payment to Landlord. Landlord's acceptance of any late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect. Further, in the event such late charge is imposed by Landlord for two (2) consecutive months for whatever reason, Landlord shall have the option to require that, beginning with the first payment of rent due following the imposition of the second consecutive late charge, rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance,

        35.     MORTGAGE AND SENIOR LESSOR PROTECTION.

        No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given in accordance with Section 58, which notice is concurrent with notice to Landlord, to any beneficiary of a deed of trust or mortgage covering the Premises and to the Lessor under any master or ground Lease covering the Building, the Site or any interest therein whose identity and address shall have been furnished to Tenant, and (b) Tenant offers such beneficiary, mortgagee or Lessor a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or of judicial foreclosure, if such should prove necessary to effect a cure.



                                                                   -------------
                                                                   June 16, 1997

        36.     DEFINITION OF LANDLORD.

        The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of the Site or master lease of the Building. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

        37.     WAIVER.

        The failure of Landlord to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition of this Lease or the Rules and Regulations attached hereto as Exhibit F", shall not be deemed a waiver of such violation or prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant of the Building be deemed a waiver of any such Rule or Regulation, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

        38.     IDENTIFICATION OF TENANT.

        Unless the provisions of Paragraph 53 hereinbelow are applicable to this Lease, then if more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (b) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

        39.     PARKING AND TRANSPORTATION.

                (a) Provided no event of default has occurred and is continuing hereunder, Tenant shall have the right to lease the number of parking spaces designated in Paragraph 25 of the Basic Lease Terms. Parking rates for the parking designated in Paragraph 25 of the Basic Lease Terms shall be Landlord's prevailing market rates then in effect for the applicable parking facility. Landlord, in the exercise of its sound business judgment, shall have the right to change the mode of parking in both the Basement Garage and the Multi-Store Parking Facility at any time. Tenant shall not use more parking spaces than said number. In the event Landlord has not assigned specific spaces to Tenant, Tenant shall not use any spaces which have been so specifically assigned by Landlord to other tenants or for such other uses as visitor parking or which have been designated by governmental entities with competent jurisdiction as being restricted to certain uses.

                        (i) Tenant shall not permit or allow any vehicles that
                belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parking in areas other than those designated by Landlord for such activities.

                        (ii) If Tenant permits or allows any of the prohibited
                activities described in this Paragraph 40, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

                        (iii) Landlord reserves the right at any time to
                relocate such spaces and to substitute an equivalent number of parking spaces in a parking structure or subterranean parking facility or in a surface parking area



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                                       28
                reasonably equivalent to the affected parking area and within a reasonable distance of the Premises or to change or modify the manner or mode of parking, including, but not limited to, changing any reserved spaces to valet parking and or re-striping such spaces.

                        (iv) Tenant shall submit a written notice in a form
                reasonably specified by Landlord, containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use the parking spaces on a monthly basis (the "Authorized Users") and shall use its best efforts to identify each automobile by make, model and license number. Such notice shall be served upon Landlord prior to the beginning of the term of this Lease. Such notice, as amended from time to time, is hereafter referred to as the "Parking Notice". No person whose name and address is not contained in the Parking Notice shall have any right to park an automobile in the area of the Building parking facilities designated for monthly parking and no person whether or not his name is included in the Parking Notice shall have any right to park an automobile not identified in the Parking Notice without (in either case) paying the parking charge then applicable for daily parking in the Building parking facilities and parking in the area designated for daily parking.

                        (v) Tenant and Authorized Users shall comply with all
                rules and regulations as set forth in the Parking Rules and Regulations portion of Exhibit "F" hereto. Landlord reserves the right to modify, add to, or delete from time to time such Parking Rules and Regulations as it deems reasonably necessary for the operation of said parking. Landlord may refuse to permit any person who violates with unreasonable frequency the Parking Rules and Regulations to parking in the Building Garage and Multi-Story Parking Facility, and any violation of the rules shall subject the car to removal. Tenant agrees to use its reasonable best efforts to acquaint all Authorized Users and visitors with the Parking Rules and Regulations.

                        (vi) All responsibility for damage to cars is assumed by
                Authorized Users. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Basement Garage and MultiStore Parking Facility or any part thereof caused by Tenant or its Authorized Users or resulting from vehicles of Authorized Users.

                (b) Tenant agrees that it will use its reasonable best efforts to cooperate in programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building, to reduce peak levels of commuter traffic. Such programs may include, but shall not be limited to, carpools, vanpools and other ride sharing programs, public and private transit, and flexible work hours.

                (c) Tenant shall be entitled to the number of standard automobile parking spaces designated in Paragraph 25 of the Basic Lease Terms. In the event that any of the spaces Tenant is entitled to are not purchased by the Tenant for four (4) consecutive months, Tenant shall have no further rights to these spaces and Landlord may offer these spaces to other parties as it so chooses.

                (d) Tenant's parking rights hereunder shall extend to any permitted assignee or sublessee of this Lease.

        40.     OFFICE AND COMMUNICATIONS SERVICES.

                (a) Landlord has advised Tenant that certain office and communications services may be offered to tenants of the building by a concessionaire under contract or license to Landlord ("Provider"). Tenant shall be permitted to contract with Provider for the provision of any or all of such services on such terms and conditions as Tenant and Provider may agree. Tenant shall also be permitted to obtain office and communications services from any other reputable person or entity in the business of providing the same (herein called an "Alternate Provider"), provided that Landlord shall not be required thereby to make any alterations in or to any part of the Building or the use of any facilities or equipment of the Building, and provided further that no such services provided by an Alternate Provider, or any equipment or facilities used or to be used in connection therewith, shall be incompatible in any respect with, or shall interfere with or otherwise impair or adversely affect, the operation, reliability or quality of tile Building systems or any services, equipment or facilities used or operated by Provider or ally tenant in the Building.

                (b) Tenant acknowledges and agrees that: (i) Landlord has made no warranty or representation to Tenant with respect to the availability of any such services, whether provided by Provider or any Alternate Provider, or the quality, reliability or suitability thereof; (ii) neither Provider nor any Alternate Provider is acting as the agent or representative of Landlord in the provision of such services, and Landlord shall have no liability or responsibility



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                                                                   June 16, 1997
        for any failure or inadequacy of such services, or any equipment or facilities used in the furnishing thereof, or any act or omission of Provider or any Alternate Provider, or their agents, employees, representatives, officers or contractors: (iii) Landlord shall have no responsibility or liability for the installation, alteration, repair, maintenance, furnishing, operation, adjustment or removal of any such services, equipment or facilities; and (iv) any contract or other agreement between Tenant and Provider or any Alternate Provider shall be independent of this Lease, the obligations of Tenant hereunder, and the rights of Landlord hereunder, and, without limiting the foregoing, no default or failure of Provider or any Alternate Provider with respect to any such services, equipment or facilities, or under any contract or agreement relating thereto, shall have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any actual or constructive eviction of Tenant, or otherwise give rise to any claim of any nature against Landlord.

                (c) The Landlord shall maintain, as an Operating Expense of the Building, the vertical telephone riser cables terminating at the Building telephone room located in the central core on each floor. All telephone cabling from the Building telephone room located in the central core on each floor to the Premises and within the Premises shall be maintained at the Tenant's expense regardless of who paid for the initial installation. Landlord shall have no responsibility for the maintenance of any dedicated data cabling or special wiring installations installed for the exclusive use of a tenant in the Building.

        41.     TERMS AND HEADINGS.

        The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant, i.e., if two or more persons or entities are jointly referred to in this Lease as "Tenant", the obligations hereunder imposed upon Tenant shall be joint and several. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        42.     EXAMINATION OF LEASE.

        Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

        43.     TIME.

        Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

        44.     PRIOR AGREEMENT; AMENDMENTS.

        This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not incorporated herein.

        45.     SEPARABILITY.

        Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

        46.     RECORDING.

        Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other and if such recording occurs, it shall be at the sole cost and expense of the party requesting the recording.



                                                                   -------------
                                                                   June 16, 1997

        47.     LIMITATION ON LIABILITY.

        The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease. The individual directors and officers of Tenant shall not be personally liable for the obligations of Tenant under this Lease and Landlord shall not seek recourse against the individual officers and directors of Tenant or their personal assets for satisfaction of any liability of Tenant hereunder.

        48.     RIDERS.

        Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

        49.     SIGNS.

        Tenant shall not place any sign upon the Premises or the Building without Landlord's prior written consent not to be unreasonably withheld, conditioned or delayed with respect to the Premises. Landlord may at any time place on or about the Building any ordinary "For Sale" signs and Landlord may at any time during the last one hundred eighty (180) days of the Term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

        50.     MODIFICATION FOR LENDER.

        If in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or, defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially or adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

        51.     ACCORD AND SATISFACTION.

        No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Least or imposed by a statute or at common law.

        52.     FINANCIAL STATEMENTS.

        At any time during the term of this Lease, but not more than one (1) time per annum, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

        53.     TENANT AS CORPORATION.

        If Tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

        54.     NO PARTNERSHIP OR JOINT VENTURE.

        Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease be and remain that of Landlord and Tenant.



                                                                   -------------
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                                       31

        55.     AMERICANS WITH DISABILITIES ACT.

        Landlord shall be responsible for compliance with the American with Disabilities Act ("ADA") in all Common Areas of the Building. Commencing on the Commencement Date, it shall be the Tenant's responsibility for compliance with ADA within the boundaries of the Premises, except for Landlord's Work as described in Exhibit "C" .

        56.     HAZARDOUS MATERIALS.

                (a) Tenant's Obligations.

                        (i) Restrictions on Hazardous Materials, Tenant, its
                agents, servants, employees, officers, directors, invitees, guests, clients, contractors and their respective representatives (hereafter collectively referred to as "Agents" shall not cause or knowingly permit "Hazardous Material" (as defined below) to be brought upon, used, handled, disposed of transported, kept, manufactured, generated or stored (hereafter collectively "Handled" or "Handling") in, on, or about the Property without Landlord's prior written consent. As used in this Section, "Property" refers to the Building and the Multi-Story Parking Facility and the Site.

                        As used in this lease, "Hazardous Material" includes,
                without limitation, (1) petroleum or petroleum products; (2) hydrocarbon substances of any kind; (3) asbestos in any form;
                (4) formaldehyde; (5) radioactive substances; (6) industrial solvents; (7) flammables; (8) explosives; (9) leakage from underground storage tanks; (10) substances defined as "hazardous substances", "hazardous material", or "toxic substances" in (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 or as otherwise amended, 42 U.S.C. Section 9601, et seq., (B) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq. and any amendments thereto, or (C) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. and any amendments thereto; (11) those substances defined as "hazardous wastes", "extremely hazardous wastes" or "restricted hazardous wastes" in Sections 25115, 25117, and 25122.7 or listed pursuant to Section 25140 of the California Health & Safety Code and any amendments thereto; (12) those substances defined as "hazardous substances" in Section 25316 of the California Health & Safety Code and any amendments thereto; (13) those substances defined as "hazardous material", "hazardous wastes" or "hazardous substances" in
                Section 25501 and Section 25501.1 of the California Health & Safety Code and any amendments thereto; (14) those substances defined as "hazardous substances" under Section 25281 of the California Health & Safety Code and any amendments thereto; (15) those substances causing "pollution" or "contamination" or constituting "hazardous substances" within the meaning of (A) the Clean Water Act, 33 U.S.C. Section 1251 et seq. and any amendments thereto, (B) the Porter-Cologne Water Quality Control Act, Section 13050 of the California Water Code and any amendments thereto, and (C) the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; (16) such chemicals as are identified on the list published from time to time as provided in Chapter 6.6 of the California Health and Safety Code, as amended, as causing cancer or reproductive toxicity; (17) polychlorinated biphenyls (PCBs) set forth in the Federal Toxic Substance Control Act, as amended, 15 U.S.C. Section 2601 et seq.; (18) "toxic air contaminant" as defined in California Health and Safety Code Section 39655; (19) the wastes, substances, materials, contaminants and pollutants identified pursuant to or set forth in the Regulations adopted or judicial or administrative orders, decisions or decrees promulgated pursuant to any of the foregoing laws; and (20) all receptacles and containers for any and all materials referred to above. The foregoing list of definitions and statutes is intended to be illustrative and not exhaustive and such list shall be deemed to include all definitions, rules, regulations and laws applicable to the subject matter of this paragraph as such rules, laws, regulations and definitions may be amended, modified, or changed from time to time. Notwithstanding the foregoing, "Hazardous Materials" shall not include reasonable and customary amounts of cleaning and maintenance materials normally used in the operation and maintenance of an office building provided they are stored and used in accordance with applicable laws, provided however, that Tenant shall be responsible for the cleanup and remediation of such materials.

                        (ii) Applicable Regulations. If any Hazardous Material
                is Handled in, on, about or under the Property by Tenant and/or its Agents, Tenant shall bear all financial and other responsibility for ensuring that the Handling of such Hazardous Material complies with all Regulations respecting the Handling of such Hazardous Material and with the highest standards prevailing in the industry for Handling of such Hazardous Material. Without limiting Tenant's other obligations as set forth in this Lease, Tenant shall, at its own cost and expense, procure, maintain in effect and comply with all conditions and requirements of



                                                                   -------------
                                                                   June 16, 1997
                any and all permits, licenses and other governmental and regulatory approvals or authorizations required under any and all applicable Regulations relating to the Handling of such Hazardous Material. Tenant will provide Landlord copies of all permits, licenses, or other regulatory approvals or authorizations within five days of receipt thereof. As used in this Section, "Regulation" includes all laws, statutes, regulations and requirements adopted by duly constituted public authorities now in force or hereafter adopted together with all orders, judgments, decrees and rules promulgated by any local, regional, state or federal governmental agency, court, judicial or quasi-judicial body or legislative or quasi-legislative body which relates to matters of the environment, health, industrial hygiene or safety.

                        (iii) Restoration. If, as a result of actions caused or
                permitted by Tenant and/or its Agents, the presence of Hazardous Material in, on, about or under the Property or any adjoining property results in any contamination of the Property or the surrounding environment. Tenant shall promptly take, at its sole cost and expense, all actions required to restore the Property and/or the other affected properties to their precontamination condition ("Restoration"). Notwithstanding the foregoing, Tenant shall undertake no Restoration respecting the Property without first obtaining Landlord's written approval. Tenant shall carry out any approved Restoration in compliance with all Regulations. Tenant shall not undertake any Restoration, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims, relating to any Hazardous Material in any way connected with the Property without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interests.

                        (iv) Removal. Upon the termination of this Lease for any
                reason, Tenant shall remove from the Property all Hazardous Material Handled by Tenant and/or its Agents and shall cause such Hazardous Material to be stored, treated, transported and/or disposed of in compliance with all applicable Regulations. Any Hazardous Material which Tenant removes from the Property shall be removed solely by duly licensed haulers and transported to and disposed of at duly licensed facilities for the final disposal of such Hazardous Material. Tenant shall deliver to Landlord copies of all manifests and other documentation relating to the Handling of any Hazardous Material reflecting its legal and proper removal, storage, treatment, transportation and/or disposal. Tenant shall, at its sole cost and expense, repair any and all damage to the Property resulting from Tenant and/or its Agents' removal of Hazardous Material. Tenant's obligation to pay rent shall continue until Tenant completes such removal and effects such repairs.

                        (v) Tenant's Written Confirmation. Tenant shall, from
                time to time throughout the term of this Lease, execute such certificates or other documents as Landlord may request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Material in, on, about or under the Property.

                        (vi) Tenant's Duty to Notify Landlord. Tenant shall
                notify Landlord in writing immediately on becoming aware of: (1) any action threatened, instituted or completed by any governmental or regulatory agency or private person with respect to the Property or any adjoining property relating to Hazardous Material; (2) any claim threatened or made by any person or entity against Tenant, Landlord, the Property or any adjoining landowner or property for personal injury, compensation or any other matter relating to Hazardous Material; and (3) any reports made by or to any governmental or regulatory agency with respect to the Property or any adjoining property relating to Hazardous Material, including without limitation, any complaints, notices or asserted violations. Tenant shall supply to Landlord within five Days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other documents relating in any way to the Property.

                (b) Landlord's Rights. Landlord and its Agents and representatives shall have the right to communicate, verbally or in writing, with any governmental or regulatory agency or any environmental consultant on any matter with respect to the Property relating to Hazardous Material. Landlord shall be entitled to copies of any and all notices, inspection reports or other documents issued by or to any such governmental or regulatory agency or consultant with respect to the Property relating to Hazardous Material.

                (c) Tenant's Duty to Indemnify. If the Handling by Tenant and/or its Agents of Hazardous Material on or about the Property results in contamination of the Property and/or the surrounding environment, or if any lender or governmental agency requires an investigation to determine whether there has been any contamination of the Property or any adjoining property as a result of Tenant and/or its Agents Handling of Hazardous Material, then Tenant shall indemnify, defend and hold Landlord all partners or other affiliates of Landlord, and all directors, officers, shareholders, employees, Agents, contractors, attorneys and/or partners of any of the foregoing harmless from any and all claims, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in value of the Property, damages for the loss or restriction on use of rental or usable space or of any



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                                       33
        other amenity of the Property, damages arising from any adverse impact on marketing of space in the Property, other consequential damages and sums paid in settlement of claims, attorneys' fees, consultants' fees and experts' fees) which arise during or after the lease term as a result of such contamination. Tenant's indemnification of Landlord includes, without limitation, costs incurred in connection with removal or Restoration required by any governmental or regulatory agency and/or private persons because of the presence of Hazardous Material in the soil or ground water in, on, about or under the Property or any adjoining property as a result of the acts of Tenant and/or its Agents and any and all reasonable legal fees and expenses incurred by Landlord with respect to such claims, demands, investigations and responses.

                (d) Right of Entry. If contamination of the Property by Hazardous Material occurs or if any lender or governmental agency requires an investigation to determine whether there has been any contamination of the Property or any adjoining property, Landlord and its Agents shall have the right, at any reasonable time following notice to Tenant and from time to time to enter upon the Premises to perform monitoring, testing or other analyses, and to review all applicable documents, notices, correspondence or other materials. If contamination resulted from the conduct of Tenant and/or its Agents, Tenant shall pay all costs and expenses reasonably incurred by Landlord in connection with such investigation, monitoring, and testing. Such sums shall be due and payable by Tenant when Landlord delivers its invoice to Tenant for such charges.

                (e) Allocation of Responsibilities. ALL LIABILITIES ARISING FROM THE HANDLING OF HAZARDOUS MATERIAL IN, ON, UNDER, AND/OR ABOUT THE PROPERTY OR ANY ADJOINING PROPERTY BY TENANT AND/OR ITS AGENTS, SHALL REMAIN TENANT'S SOLE RESPONSIBILITY. NOTWITHSTANDING ANYTHING IN THIS LEASE, NO ACT BY LANDLORD OR ITS AGENTS SHALL BE CONSTRUED TO TRANSFER TO LANDLORD ANY OBLIGATIONS, DUTIES, LIABILITIES OR RESPONSIBILITIES PERTAINING TO TENANT'S COMPLIANCE WITH ANY REGULATION RELATING TO THE HANDLING OF HAZARDOUS MATERIALS. NOTWITHSTANDING THE EXPIRATION OR TERMINATION OF THIS LEASE AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, TENANT SHALL RETAIN ALL LIABILITY AND RESPONSIBILITY FOR COMPLIANCE WITH REGULATIONS CONCERNING TENANT AND ITS AGENT'S HANDLING OF HAZARDOUS MATERIAL. TENANT SHALL INDEMNIFY, DEFEND AND HOLD LANDLORD AND ITS AGENTS, REPRESENTATIVES, PARTNERS, EMPLOYEES, SUCCESSORS AND ASSIGNS HARMLESS FROM ALL SUCH COSTS AND EXPENSES AS MAY BE ASSOCIATED WITH SUCH COMPLIANCE.

                (f) Inspections. Tenant warrants that Tenant will cooperate as reasonably necessary and not interfere with completion of any and all governmental inspections of the Property as required by applicable Regulation. Tenant shall provide to Landlord a copy of the reports for each such inspection within 15 Days of Tenant's receipt of such reports.

                (g) Survival. Tenant's and Landlord's covenants, agreements and indemnities set forth in this Section shall survive the expiration or termination of this Lease and shall not be affected by any investigation, or information obtained as a result of any investigation, by or on behalf of Landlord or any prospective Tenant.

                (h) Landlord's Obligations.

                        (i) Restrictions on Hazardous Material. Landlord shall
                not cause or permit Hazardous Material to be Handled on, about or under the Property except in compliance with all Regulations respecting such Hazardous Material.

                        (ii) Compliance With Regulations. If any Hazardous
                Material is Handled on or about the Property by Landlord, Landlord shall bear all financial and other responsibility for ensuring that the Handling of such material complies with all Regulations respecting such Hazardous Material and with the highest standards prevailing in the industry for the Handling of such Hazardous Material.

                        (iii) Restoration. If, as a result of Landlord's
                Handling Hazardous Material upon the Property or any adjoining property, prior to or during the Term, any contamination of the Property occurs, Landlord shall promptly take all actions as are necessary to return the Property and/or the surrounding environment to their pre-contamination condition.

                        (iv) Duty to Notify Tenant. Landlord shall notify Tenant
                in writing within ten days of becoming aware of: (1) any enforcement, cleanup, remediation or other action threatened, instituted or completed by any governmental or regulatory agency or private person with respect to the Property relating to Hazardous



                                                                   -------------
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                                       34

                Material; (2) any claim threatened or made against Landlord with respect to the Property, Tenant or the Property for personal injury, compensation or any other matter relating to Hazardous Material; and (3) any reports made by or to any governmental Or regulatory agency respecting the Property, any complaints, notices or asserted violations in connection therewith. Landlord shall also supply to Tenant copies of all claims, reports, complaints, notices, warnings, asserted violations or other documents relating to the foregoing.

                        (v) Landlord's Indemnity of Tenant. If, as a result of
                Landlord's or its Agent's acts, the presence of Hazardous Material on the Property results in contamination of the Property, or if any contamination of the Property exists as of the date of the commencement of this lease, then Landlord shall indemnify, defend and hold Tenant, its Agents and representatives harmless from and against any and all claims, damages, penalties, fines, costs, liabilities and losses, damages for the loss of or restriction on the use of space or of any other amenity of the Property and sums paid in settlement of claims, attorneys' fees, consultants' fees and experts' fees) paid by Tenant as a result of such contamination. Notwithstanding any other provision of this Agreement, no indemnification imposed by this paragraph shall be effective to the extent that such indemnification violates the provisions of any insurance policy obtained by Landlord or Tenant with respect to the Property.

                        (vi) Landlord represents and warrants that as of the
                date hereof, (which warranty and representation shall be deemed to be remade as of the Commencement Date) to the best of Landlord's knowledge, no known Hazardous Materials exist on, under or about the Property.

        57.     Arbitration of Disputes.

        NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, THE PROVISIONS OF THIS SECTION APPLY TO ALL DISPUTES ARISING OUT OF THE LEASE SAVE AND EXCEPT UNLAWFUL DETAINER PROCEEDINGS; NOTHING IN THIS AGREEMENT SHALL BE INTERPRETED TO REQUIRE LANDLORD TO SUBMIT UNLAWFUL DETAINER PROCEEDINGS TO ARBITRATION. IF A CONTROVERSY, CLAIM OR DISPUTE OTHER THAN UNLAWFUL DETAINER PROCEEDINGS AND ISSUES RAISED IN CONNECTION THEREWITH (COLLECTIVELY "DISPUTE") BETWEEN THE PARTIES ARISES OUT OF THIS LEASE, THE DISPUTE SHALL BE SUBMITTED TO BINDING ARBITRATION TO BE CONDUCTED UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION; JUDGMENT ON THE ARBITRATOR'S AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. CALIFORNIA CODE OF CIVIL PROCEDURE Section 1283.05 SHALL APPLY TO SUCH ARBITRATION.

        NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISIONS DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

        WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


                 -------                                 -------
                 Initial                                 Initial

        58.     Notices.

        All notices or demands of any kind required or desired to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, by personal delivery, or by overnight delivery via a nationally recognized courier, to the appropriate address indicated in Paragraph 2 of the Basic Lease Terms or at such other place or places as either Landlord or Tenant may, from time to time, designate in a written notice given to the other. Notice shall be



                                                                   -------------
                                                                   June 16, 1997
deemed to be delivered four (4) days after the date of mailing thereof, or upon earlier receipt, if sent by certified or registered mail, upon delivery or attempted delivery, if sent by personal delivery, and one (1) business day after delivery to a nationally recognized courier, if sent by overnight delivery.


TENANT:                                 LANDLORD:

VISION SOFTWARE TOOLS, INC.             WEBSTER STREET PARTNERS, LTD.
a California corporation                a California limited partnership

BY: /s/ J. A. HEWITT, JR.               By: CHASKOW FOUR ASSOCIATES, LTD.
   ---------------------------------        a California limited partnership
                                            its general partner

Its: VP & CFO                           By: CHASKOW FOUR,
    -------------------------------         a California limited partnership
                                            its general partner

Print Name: J. A. Hewitt, Jr.           By: PANKOW HOLDINGS, INC.
           ------------------------         a California corporation
                                            its general partner

                                        By: /s/ MARK J. PERNICONI
                                           -------------------------------------
                                                Mark J. Perniconi
                                                Vice President



                                                                   -------------
                                                                   June 16, 1997

                          RIDER NO. 1 TO OFFICE LEASE

     This Rider No. 1 To Office Lease ("Rider No. 1") is made and entered into by and between Webster Street Partners, Ltd. a California limited partnership ("Landlord") and Vision Software Tools, Inc. a California corporation ("Tenant"), and is dated as of the date set forth on the cover page of the Office Lease between Landlord and Tenant ("Lease") of which Rider No. 1 is attached. The promises, covenants, agreements and declarations made and set forth herein are intended to have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Rider are inconsistent with the terms and conditions of the Lease, the terms and conditions hereof shall control.

     1. Extension Options. Provided Tenant is not in default hereof, Tenant shall have one (1) option to renew the Lease for the entire Premises for three
(3) years subject to the following terms and conditions:

     A. Notice. Tenant shall give written notice to the Landlord no less than twelve (12) months in advance of the expiration of the Term, or any extension thereof, of its intention to exercise this Extension Option. Tenant shall then have three (3) months to negotiate, on an exclusive basis, the terms of the extension. Landlord and Tenant shall negotiate in good faith the terms of the Extension Option. If the parties are unable to agree on the terms of the extension during said three (3) month period, the initial term shall terminate as provided for in this Lease and the parties shall have no further obligations to one another.

     B. Monthly Basic Rent. The Monthly Basic Rent for the Extension Option term shall be the then prevailing market rates for comparable space in the Building (but, if no comparable space exists in the Building, in similar buildings located in downtown Oakland). In no event shall the Monthly Basic Rent be less than the rent being paid in the last month of the initial term of the Lease.

     C. Tenant Improvements. Landlord shall make available up to three dollars ($3.00) per rentable square foot for tenant improvement refurbishment at the commencement of the extended term.

     2. Expansion Option. Provided Tenant is not in default hereof, Tenant shall have the Right of First Offer to lease expansion space on floors 2 through 11, subordinated only to tenants with a priority right. Tenant shall have ten (10) working days after receipt of Landlord's notice to respond. In the event of an expansion of the Premises, the parking allotment shall be increased proportionately. Terms of the expansion premises shall be the then prevailing market conditions at the time the space is leased and subject to the following terms and conditions:

     A. If the expansion premises is less than 5,500 rentable square feet and can be accommodated on an existing multiple-tenant floor, the term of the expansion premises shall be co-terminus with the initial premises.

     B. If the expansion premises can be accommodated on an existing multiple-tenant floor and is greater than 5,501 rentable square feet and less than the smaller of 11,500 rentable square feet or the balance of the remaining space available on a multiple-tenant floor, the term of the initial premises shall be extended by three (3) years and the term of the expansion premises shall be co-terminus with the extended term of the initial premises. The rental rate for the extended portion of the term for the initial premises shall be the same as the expansion premises.

     C. If the expansion premises is greater than 11,501 rentable square feet or the expansion premises is located on an available full floor, the term of the expansion premises shall be for five (5) years and the term of the initial premises shall extended to be co-terminus with the expansion premises. The rental rate for the extended portion of the term of the initial premises shall be the same as the expansion premises.

     3. Special Sublease and Assignment Rights. Provided Tenant is not in default hereof, and notwithstanding anything to the contrary contained in section 24 of the Lease, Tenant shall have the right to assign in its entirety or sublease all or any portion of the Premises without consent of the Landlord to (a) any entity resulting from a merger or consolidation with Tenant, or (b) any subsidiary or affiliate of Tenant, and (c) any subcontractor performing duties related to a contract with Tenant subject to the following terms and conditions:

     A. In case of an assignment, the assignee shall demonstrate to Landlord financial strength of at lease equal to that of Tenant at the time of the assignment.

                                                                   -------------
                                                                   June 16, 1997

        B. In the case of a sublease, the use of the sublessee shall be reasonably the same as Tenant and falls under the classification of General Office Use and will be subject to section 24(m) of the Lease.

        C. All other assignments and subleasing shall be subject to section 24 of the Lease.

        4. Non-Disturbance Agreement. Within sixty (60) days following the Commencement Date of the Lease, Landlord shall deliver to Tenant
Non-Disturbance, Attornment and Subordination Agreements in the form of Exhibit G, attached hereto from all lenders and ground lessors of the Property.

        5.      Parking.

        A. To the extent Landlord is operating a valet service from the 2101 Webster Basement Garage to the Multi-Story Parking Structure, Tenant may lease up to seven (7) of the spaces allocated to the Multi-Story Parking Structure in paragraph 25 of the Basic Lease Terms for the valet spaces from the 2101 Webster Basement Garage to the Multi-Story Parking Structure at prevailing market rates.

        B. Notwithstanding anything to the contrary in Section 39(c) of the Lease, on an annual basis, Landlord will offer to Tenant any available parking in the Multi-Story Parking Facility at prevailing market rates.

        C. Secured bicycle parking is available at no charge to Tenant on the first deck of the Multi-Story Parking Facility.

        D. To the extent such services are available, Tenant may purchase up to two (2) parking passes to access the Basement Garage during off-hours and weekends at prevailing market rates. The current prevailing market rate for this service is $25.00 per month.

        6. Courtesy Shuttle. Landlord will operate a Courtesy Shuttle between the Multi-Story Parking Facility and the Building between the hours of 7:00am to 9:00am on normal workdays. In addition, Landlord will operate the Courtesy Shuttle between the Building, the 19th Street BART Station and the Multi-Story Parking Facility between 4:00pm and 8:00pm on normal workdays.

        7. Landlord Warranties. Landlord warrants that the Building, Site and Multi-Story Parking Facility comply with governmental laws and regulations that are applicable to the Building, Site and Multi-Story Parking Facility, and except for Tenant's obligations described in Section 55 of the Lease, Landlord shall be responsible for the costs of compliance with such laws and regulations.

        8. Existing Improvements. Reference is made to the improvements existing in the Premises as of the Commencement Date plus the improvements to be installed by Landlord as Landlord's Work (collectively hereinafter referred to as the "Existing Improvements"). Notwithstanding anything to the contrary in this Lease, Tenant shall have no obligation to remove any portion of the Existing Improvements upon the termination of this Lease.



                                                                   -------------
                                                                   June 16, 1997

                IN WITNESS WHEREOF, Landlord and Tenant have executed this Rider No. 1 as of the date first above written.

TENANT:                                 LANDLORD:

VISION SOFTWARE TOOLS, INC.             WEBSTER STREET PARTNERS, LTD.
a California corporation                a California limited partnership

BY: /s/ J. A. HEWITT, JR.               By: CHASKOW FOUR ASSOCIATES, LTD.
   ---------------------------------        a California limited partnership
                                            its general partner

Its: VP & CFO                           By: CHASKOW FOUR,
    -------------------------------         a California limited partnership
                                            its general partner

Print Name: J. A. Hewitt, Jr.           By: PANKOW HOLDINGS, INC.
           ------------------------         a California corporation
                                            its general partner

                                        By: /s/ MARK J. PERNICONI
                                           -------------------------------------
                                                Mark J. Perniconi
                                                Vice President



                                                                   -------------
                                                                   June 16, 1997

                                    EXHIBIT A

                        OUTLINE OF FLOOR PLAN OF PREMISES
                                   (Attached)


                                                                   -------------
                                                                   June 16, 1997

                                  EXHIBIT "A"
                          VISION SOFTWARE TOOLS, INC.

                                  [FLOOR PLAN]

                                    EXHIBIT B
                                    SITE PLAN

   (To Be Provided - Including 2101 Webster and Multi-Story Parking Facility)


                                                                   -------------
                                                                   June 16, 1997

                                  EXHIBIT "B-l"

                         LEGAL DESCRIPTION AND SITE PLAN
                     OF OFFICE BUILDING AND BASEMENT GARAGE




CITY OF OAKLAND, COUNTY OF ALAMEDA, STATE OF CALIFORNIA

PARCEL ONE:

Beginning at the point or intersection of the southern line of 21st, formerly Walnut or 22nd, Street, with the western line of Webster Street; running thence southerly along said line of Webster Street 145 feet; thence at right angles westerly 100 feet; thence at right angles northerly 145 feet to said line of 21st Street, and thence easterly along said line of 21st Street 100 feet to the point of beginning.

Being a portion of Lots 1 and 4, Block 3, Map of the Pacific Homestead situated in Oakland, Alameda Co., recorded July 23, 1886, in Book "W" of Deeds, Page 2, in the office of the County Recorder of Alameda County.

PARCEL TWO:

Beginning at a point on the western line of Webster Street distant thereon 145 feet southerly from the point of intersection thereof, with the southern line of 21st Street, formerly 22nd or Walnut Street, running thence at right angles westerly, 100 feet; thence at right angles southerly, 137 feet, more or less, to the northern line of Hobart Street, as now opened; thence easterly along said northern line of Hobart Street, as now opened, 100 feet, more or less, to the western line of Webster Street, and thence northerly along said last named line, 125 feet to the point of beginning.

Being portions of Lots 4, 5 and 8, Block 3, Map of the Pacific Homestead, situated in Oakland, Alameda Co., surveyed by W.F. Boardman, Esq., recorded July 23; 1866, in Book "W" of Deeds, Page 2, in the office of the County Recorder of Alameda County.

                         [MAP OF THE PACIFIC HOMESTEAD]

                                  EXHIBIT "B-2"

                         LEGAL DESCRIPTION AND SITE PLAN
                         OF MULTI-STORY PARKING FACILITY



CITY OF OAKLAND, COUNTY OF ALAMEDA, STATE OF CALIFORNIA

PARCEL ONE:

BEGINNING AT A POINT ON THE EASTERN LINE OF BROADWAY, WHERE THE SAME IS INTERSECTED BY THE DIVIDING LINE BETWEEN LOTS 6 AND 7 IN BLOCK 13, AS SAID LOTS AND BLOCK ARE SHOWN ON THE MAP HEREINAFTER REFERRED TO; WHICH SAID POINT IS DISTANT ON SAID LINE OF BROADWAY 179.60 FEET, MORE OR LESS, NORTHERLY FROM THE NORTHERN LINE OF 23RD, FORMERLY LOCUST, STREET; RUNNING THENCE EASTERLY ALONG THE NORTHERN BOUNDARY LINE OF LOTS 7 AND 8 IN SAID BLOCK 13, AS SAID LOTS AND BLOCK ARE SHOWN ON THE MAP HEREINAFTER REFERRED TO PARALLEL WITH SAID LINE OF 23RD STREET 59 FEET; THENCE AT RIGHT ANGLES SOUTHERLY 43 FEET; 6 INCHES; THENCE AT RIGHT ANGLES WESTERLY 15 FEET; THENCE AT RIGHT ANGLES SOUTHERLY 43 FEET, 6 INCHES; THENCE WESTERLY ALONG THE SOUTHERN BOUNDARY LINE OF LOTS 7 AND 8 IN BLOCK 13, PARALLEL WITH SAID LINE OF 23RD STREET 66 FEET, MORE OR LESS, TO THE EASTERN LINE OF BROADWAY; AND THENCE NORTHERLY ALONG SAID LAST NAMED LINE 89.80 FEET TO THE POINT OF BEGINNING.

BEING THAT PORTION OF LOT 7 LYING EASTERLY OF THE EASTERN LINE OF BROADWAY, AND A PORTION OF LOT 8 IN BLOCK 13, AS SAID LOTS AND BLOCK ARE SHOWN ON THE "MAP OF THE PACIFIC HOMESTEAD, SITUATED IN OAKLAND, ALAMEDA COUNTY, SURVEYED BY W.F. BROADMAN, ESQ." RECORDED JULY 23, 1866, IN BOOK "W" OF DEEDS AT PAGE 2 AND 3, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY.

PARCEL TWO:

BEGINNING AT A POINT ON THE WESTERN LINE OF WEBSTER STREET, DISTANT THEREON 130 FEET, 6 INCHES, NORTHERLY FROM THE POINT OF INTERSECTION THEREOF, WITH THE NORTHERN LINE OF 23RD STREET, FORMERLY CALLED LOCUST STREET, AS SAID STREETS ARE SHOWN ON THE MAP HEREINAFTER REFERRED TO; RUNNING THENCE NORTHERLY ALONG SAID LINE OF WEBSTER STREET 43 FEET, 6 INCHES; THENCE AT RIGHT ANGLES WESTERLY 110 FEET; THENCE AT RIGHT ANGLES SOUTHERLY 43 FEET, 6 INCHES; AND THENCE AT RIGHT ANGLES EASTERLY 110 FEET TO THE POINT OF BEGINNING.

BEING A PORTION OF LOT 8 IN BLOCK 13, AS SAID LOT AND BLOCK ARE SHOWN ON THE "MAP OF THE PACIFIC HOMESTEAD SITUATED IN OAKLAND, ALAMEDA CO.," FILED JULY 23, 1866, IN BOOK "W" OF DEEDS AT PAGES 2 AND 3, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY.

PARCEL THREE:

COMMENCING AT A POINT ON THE WESTERLY LINE OF WEBSTER STREET, DISTANT THEREON, ONE HUNDRED AND SEVENTY-FOUR (174) FEET NORTHERLY FROM THE POINT OF
INTERSECTION OF SAID LINE OF WEBSTER STREET WITH THE NORTHERLY LINE OF LOCUST STREET, OR 23RD STREET; RUNNING THENCE NORTHERLY ALONG SAID LINE OF WEBSTER STREET, TWO HUNDRED AND SIXTY-ONE (261) FEET, MORE OR LESS TO THE SOUTHERLY LINE OF TWENTY-FOURTH STREET (FORMERLY ELM STREET) THENCE WESTERLY ALONG SAID LINE OF TWENTY-FOURTH STREET (FORMERLY ELM STREET), ONE HUNDRED AND THREE (103) FEET OR THEREABOUTS TO THE EASTERLY LINE OF BROADWAY STREET, THENCE SOUTHERLY ALONG SAID EASTERLY LINE OF SAID BROADWAY STREET, TWO HUNDRED AND SIXTY-NINE AND FORTY-ONE ONE HUNDREDTHS (269.41) FEET MORE OR LESS TO A POINT ON SAID EASTERLY LINE OF BROADWAY STREET FROM WHICH A LINE DRAWN EASTERLY AND PARALLEL WITH SAID LOCUST OR 23RD STREET WILL STRIKE THE POINT OF COMMENCEMENT; THENCE EASTERLY AND PARALLEL WITH SAID LOCUST STREET OR 23RD STREET, ONE HUNDRED AND SIXTY-NINE
(169) FEET AND SIX (6) INCHES MORE OR LESS, TO THE WESTERLY LINE OF WEBSTER STREET AND THE POINT OF COMMENCEMENT.

BEING A PORTION OF BLOCK NO. THIRTEEN (13) AS SAID BLOCK IS LAID DOWN AND DELINEATED UPON A CERTAIN MAP ENTITLED "MAP OF THE PACIFIC HOMESTEAD, SITUATED IN OAKLAND, ALAMEDA CO." RECORDED JULY 23RD, 866 IN LIBER "W" OF DEEDS AT PAGES 2 AND 3 THEREOF IN THE OFFICE OF THE COUNTY RECORDER OF SAID ALAMEDA COUNTY.

                         [MAP OF THE PACIFIC HOMESTEAD]

                                    EXHIBIT C

                                 LANDLORD'S WORK


        This EXHIBIT "C" supplements the Office Lease (the "Lease") and is dated as of the date set forth on the cover page of the Office Lease between Landlord and Tenant of which this Exhibit "C" is attached covering certain premises described in the Lease (the "Premises"). All terms not defined herein shall have the same meaning as set forth in the Lease.

        Tenant hereby accepts the Premises in as-is condition except that Landlord shall be responsible for the cost of making the following modifications to the existing condition of the Premises as of the execution date of this
Lease:

        1. Install visual exit devices ("strobes") throughout the Premises.

        2. Modify selected existing sinks so that upon completion, access to the existing sinks within the Premises will be in compliance with ADA.

        3. Repair the plumbing deficiencies to the existing private restroom at the south end of the Premises.

        4. Paint and patch as required for items 1 through 3 above and spot painting as directed by Tenant for an aggregate total of two (2) man days.

        Immediately following execution of this Lease, Landlord shall commence and diligently prosecute the completion of Landlord's Work with a completion target on the Commencement Date. All work is to be performed during normal work hours and Tenant shall reasonably cooperate with Landlord's contractors to execute Landlord's Work.

        Tenant                                Landlord
               -----------                             -----------



                                       42
                                                                   -------------
                                                                   June 16, 1997

                                    EXHIBIT D

                   SAMPLE FORM OF NOTICE OF LEASE COMMENCEMENT

                             [Intentionally Deleted)




                                                                   -------------
                                                                   June 16, 1997

                                    EXHIBIT E

                   SAMPLE FORM OF TENANT ESTOPPEL CERTIFICATE


The undersigned, WEBSTER STREET PARTNERS, LTD., A CALIFORNIA LIMITED PARTNERSHIP ("Landlord"), with a mailing address c/o Pankow Development Corp., 2476 North Lake Avenue, Altadena, California 91001, and, ("Tenant"), hereby certify to
________________________________________________________________________________
a_______________________________________________________________________________
as follows:

        1. Attached hereto is a true, correct and complete copy of that certain lease dated ________________, 19___, between Landlord and Tenant (the "Lease"), which demised premises located at 2101 Webster, Oakland, California. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below:

        2. The term of the Lease commended on ________________, 19_____.

        3. The term of the Lease shall expire on ________________, 19_____.

        4. The Lease has (Initial One)

               ( ) not been amended, modified, supplemented, extended, renewed or assigned.

               ( ) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:
               _________________________________________________________________
               _________________________________________________________________

        5. Tenant has accepted and is now in possession of said premises.

        6. Tenant and Landlord acknowledge that the Lease will be assigned to and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of _____________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

        7. The amount of fixed monthly rent is $__________.

        8. The amount of security deposits (if any) is $_________. No other security deposits have been made.

        9. Tenant is paying the full lease rental, which has been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

        10. All work required to be performed by Landlord under the Lease has been completed.

        11. There are no defaults on the part of the Landlord or Tenant under the Lease.

        12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

        13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

        All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.


                                                                   -------------
                                                                   June 16, 1997

        The foregoing certification is made with the knowledge that _____________ is about to fund a loan to Landlord, and that _____________ is relying upon the representations herein made in funding such loan.

DATED:________, 19___

TENANT:                                     LANDLORD:

___________________________________         WEBSTER STREET PARTNERS, LTD.
___________________________________         a California limited partnership

By:________________________________         By: CHASKOW FOUR ASSOCIATES, LTD.
                                                a California limited partnership
Its:_______________________________             its general partner

Print Name:________________________         By: CHASKOW FOUR,
                                                a California limited partnership
                                                its general partner

By:________________________________         By: PANKOW HOLDINGS, INC.
                                                a California corporation
Its:_______________________________             its general partner

Print Name_________________________

                                            By:_________________________________
                                               Mark J. Perniconi
                                               Vice President


                                                                   -------------
                                                                   June 16, 1997

                                    EXHIBIT F

                              RULES AND REGULATIONS


        1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors, windows and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord, using materials of Landlord's choice and in a style and format approved by Landlord.

        2. Tenant must use Landlord's window coverings on all exterior windows. No awning shall be permitted on any part of the Premises except as approved by Landlord. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

        3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators or stairways of the Building. The halls, passages, exits, entrances, elevators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's consent.

        4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

        5. All cleaning and janitorial services for the Building and the Premises generally consistent with cleaning and janitorial sources furnished in other first-class office buildings in the City of Oakland shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

        6. Landlord may make a reasonable charge for any additional keys. If Tenant alters any lock or installs a new lock or bolt on any door of its Premises, such lock shall comply with Building standards and Tenant will furnish Landlord a key to the new lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord its actual reasonable cost therefore.

        7. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

        8. Elevators shall be available for special uses by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. The removal of any equipment, materials, furniture, packages, supplies, merchandise or other property from the Building must be accompanied by a signed Building Pass authorizing the removal of same.

        9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be


                                                                   -------------
                                                                   June 16, 1997
objectionable to Landlord (in its sole discretion) or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building or maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

        10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment, with the prior written approval of Landlord. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals, except seeing-eye dogs when accompanied by their masters.

        11. Tenant shall not use any method of heating or air-conditioning other than that supplied or approved by Landlord.

        12. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats specifically installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Heat and air-conditioning shall be provided during ordinary business hours of generally recognized business days, but not less than the hours of 8:00 A.M. to 6:00 P.M. on Monday through Friday (excluding in any event Saturdays, Sundays and legal holidays, it being understood that legal holidays shall mean and refer to those holidays of which Landlord provides Tenant with reasonable prior written notice which shall in any event include those holidays on which the New York Stock Exchange is closed). Requests for overtime heating and air-conditioning must be submitted to the office of the Building by 12:00 noon the prior day on normal weekdays and by 9:00 am on Friday for Saturday and Sunday use and by 12:00 noon two days in advance of a holiday. Tenant agrees to pay for said overtime services at the currently determined rate as set by Building based on the actual cost for such services.

        13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and address of the Building.

        14. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. the following day, or such other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

        15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which requires utilities on a 24-hour basis, all electrical appliances and equipment before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

        16. (Intentionally Deleted]

        17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

        18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building or the Site are prohibited, and each tenant shall cooperate to prevent same. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

        19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or


                                                                   -------------
                                                                   June 16, 1997
bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

        20. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

        21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

        22. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

        23. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that used by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

        24. Tenant shall not use in any space or in the public halls of the Building any mailcarts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

        25. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

        26. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        27. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

        28. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

        29. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

        30. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall control.

        31, Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

        32. [Intentionally Deleted]

        33. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.


                                                                   -------------
                                                                   June 16, 1997

                          PARKING RULES AND REGULATIONS


        1. Tenant and Authorized Users shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant and Authorized Users shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

        2. Cars must be parked entirely within the stall lines painted on the floor.

        3. All directional signs and arrows must be observed.

        4. The speed limit shall be 5 miles per hour.

        5. Parking is prohibited:

               (a) In areas not striped for parking;

               (b) In aisles;

               (c) Where "No Parking" or "Handicap" signs are posted;

               (d) On ramps;

               (e) In crosshatched areas;

               (f) In such other areas as may be designated by Landlord, its agent, lessee, or licensee.

        6. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable, and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or Authorized User of $10.00 for loss of any magnetic parking card or other parking identification device. Landlord acknowledges that Tenant shall be entitled to a greater number of parking stickers or other devices or forms of identification than parking spaces allotted to Tenant.

        7. Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

        8. Every Authorized User is requested to park and lock his own car. All responsibility for damage to cars to be repaired is assumed by Authorized Users. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Building parking facility or any part thereof caused by Tenant or its Authorized Users or resulting from vehicles of Authorized Users.

        9. Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately. Any parking identification devices found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported found to the office of the garage immediately.

        10. Spaces are for the express purpose of one automobile per space. Washing, waxing, cleaning or servicing of any vehicle by the Authorized User and/or his agents is prohibited. Storage of vehicles for periods exceeding one week is prohibited and said vehicles shall be subject to towing.

        11. The garage management reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant, Authorized User, or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations or any City, State or Federal ordinance, law or agreement.


                                                                   -------------
                                                                   June 16, 1997

        12. Authorized Users shall not load or unload in areas other than those designated by Landlord for such activities.

        13. Authorized Users and unauthorized users parked in prohibited areas are subject to towing at their own expense.



                                                                   -------------
                                                                   June 16, 1997

                                   EXHIBIT G


        FORM OF NON DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT



                                                                   -------------
                                                                   June 16, 1997

                          SUBORDINATION, ATTORNMENT AND
                            NON-DISTURBANCE AGREEMENT


        This Subordination, Attornment and Non-Disturbance Agreement ("Agreement") is made as of _______________________, 1997, by and among
_______________________, a _______________________, whose address is
_______________________, Suite _____, _______________________ California
_____________ ("Tenant") WEBSTER STREET PARTNERS, LTD., a California limited partnership, whose address is 2101 Webster Street, Suite 1475, Oakland, California 94612 ("Landlord"), CEP INVESTORS VI, LP., a Delaware limited partnership, whose address is c/o Ellis Partners, Inc., 351 California Street, Suite 1150, San Francisco, CA 94104 ("Lender") and Fleet National Bank, a national banking association organized under the laws of the United States, as agent for itself and certain other lenders, whose address is 111 Westminster Street, Suite 800, Providence, Rhode Island 02903 ("Lender's Assignee").

                                    RECITALS


        A. Landlord (or its predecessor-in-interest) and Tenant (or its predecessor-in-interest) entered into a written lease agreement dated _______________________, ___________ (hereafter referred to collectively with all addenda, modifications, and amendments thereto existing as of _______________, 1997 as the "Lease") covering certain real-property (the "Premises") located in the City of Oakland, County of Alameda, State of California, commonly known as Suite ____, 2101 Webster Street, Oakland, California, and constituting a portion of the real property described in Exhibit A to this Agreement (the "Property"), for the term and on the conditions set forth in the Lease.

        B. Lender and Lender's Assignee each have an interest in a loan made to Landlord which is evidenced by a promissory note (hereinafter referred to collectively with all modifications and amendments thereto as the "Note") and secured by that certain Deed of Trust, Assignment of Rents and Security Agreement dated April 1, 1984, recorded on April 16, 1984 as Instrument No. 84-072545 together with all amendments and modifications thereto and consolidations with other mortgages or deeds of trust heretofore or hereafter made (collectively the "Deed of Trust").

        C. The parties desire to expressly subordinate the Lease to the lien of the Deed of Trust and make the representations and enter into the agreements set forth below.

                                    AGREEMENT


        NOW, THEREFORE, in consideration of the Recitals and other valuable consideration, the parties agree as follows:

        1. SUBORDINATION. Effective as of the date hereof, Tenant hereby agrees that its leasehold interest in the Premises and all of Tenant's rights under the Lease shall be subordinate to the Deed of Trust and to all terms, conditions and provisions thereof, and to all extensions, renewals, amendments, modifications, consolidations and replacements of the Note and the Deed of Trust.

        2. NO RENT PREPAYMENT OR AMENDMENTS TO LEASE WITHOUT CONSENT OF LENDER. Tenant agrees to pay any rent or other charges due under the Lease not more than one month in advance of the date the same are due. No agreement between Landlord and Tenant assigning, amending, modifying, renewing, extending or terminating the Lease shall be binding upon any Successor Owner (as defined below) including Lender or Lender's Assignee, without the prior written consent of Lender and Lender's Assignee, which consent shall not be unreasonably withheld.

        3. LENDER'S RIGHT TO CURE DEFAULTS. Tenant shall not be entitled to exercise any rights or remedies it may have reason of any default or alleged default by the lessor under the Lease (including without limitation any alleged right to as abatement of rent or to cancel the Lease) unless and until (a) Tenant has delivered to Lender, Lender's Assignee and to Landlord a written notice describing with reasonable specificity each event of default claimed by tenant to exist, and (b) such event of default is not cured within thirty (30) days after the date of delivery of such written notice or, if the default cannot reasonably be cured within such 30-day period, such longer period of time as may be reasonably necessary to cure such default, so long as Lender commences efforts to cure such default and prosecutes such efforts with reasonable diligence. Nothing in this paragraph shall be deemed to obligate either Lender or Lender's Assignee to cure any such defaults or to create any rights or remedies upon the lessor's default.

        4. ATTORNMENT AND NON-DISTURBANCE: LIMITED LIABILITY OF LENDER. In the event Lender, Lender's Assignee or any other purchaser at a foreclosure sale or under private power contained in the Deed of Trust succeeds to the interest of the lessor under the Lease by reason of any foreclosure of the Deed of Trust or the acceptance by Lender or Lender's Assignee of a deed in lieu of foreclosure or by any other method (the "Successor Owner), it is agreed that:

               (a) Tenant shall be bound to the Successor Owner under all the terms, covenants and conditions of the Lease for the remaining balance of the term of the Lease, with the same force and effect as if the Successor Owner were the lessor under the Lease, and Tenant does hereby agree to attorn to the Successor Owner as its lessor; and such attornment shall be effective and self-operative without the execution of any further instruments on the part of any parties to this Agreement, immediately upon the Successor Owner's succeeding to the interest of the lessor under the Lease;

               (b) Subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease to be observed and performed on the part of the Tenant, the Successor Owner, shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if the Successor Owner were the original lessor under the Lease;

               (c) The Successor Owner succeeding to the interest of the lessor under the Lease shall not interfere or otherwise interrupt Tenant in its use and quiet enjoyment of the Premises pursuant to the Lease so long as Tenant is current in the payment of all rentals and charges required under the Lease and is otherwise not in default under the Lease;

               (d) Any liability of the Successor Owner as the owner of the Property shall be limited to the interests of the Successor Owner in the Lease and Tenant shall look exclusively to such interest, if any, of Successor Owner in the Lease and/or the Premises for the payment and discharge of any obligation imposed upon Successor Owner under the Lease;

               (e) The Successor Owner shall not be liable for (i) any rent or additional rent that might have been paid in advance to Landlord for a period in excess of one month; (ii) any act or omission of any prior landlord (including Landlord); (iii) the return of any security deposit not actually received by the Successor Owner; or (iv) the cost of or payment for any construction for Tenant's occupancy; and

               (f) The Successor Owner shall not be subject to any off-sets or defenses by Tenant, which Tenant may have against any prior landlord (including Landlord).

        5. NOTICES. All notices expressly provided hereunder and all notices and demands of any kind or nature whatsoever which any party may desire to give to or serve shall be in writing and shall be served in person or by first class or certified mail, return receipt requested, postage prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified In writing, as provided above, the part giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time, except that service of any notice of default or notice of sale provided or required by law shall, if mailed, be deemed effective on the date of mailing.

        6. HEIRS, REPRESENTATIVE, SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties to this agreement and their respective heirs, representative, successors and assigns.

        7. AGREEMENT SATISFIES LEASE. Tenant agrees that this Agreement satisfies any requirements in the Lease relating to the granting of a non-disturbance agreement.

        8. TENANT'S EXECUTION AND DELIVERY OF AGREEMENT DULY CERTIFIED. The execution and delivery of this Agreement by tenant has been duly authorized and does not require any consent, vote or approval which has not been given or taken.

        9. PROVISIONS APPLICABLE TO LENDER'S ASSIGNEE. The provisions of this Agreement with respect to the Lender's Assignee shall be binding upon and shall inure to the benefit of Lender's Assignee only during such period that Lender's Assignee has an interest in the Note and Deed of Trust. The provision hereof with respect to the Lender's Assignee shall automatically cease at such time as Lender's Assignee assigns its interest in the Note and Deed of Trust to Lender or Lender's successor-in-interest.

        IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the day and year first written above.



                          [SIGNATURES APPEAR ON PAGE 5]

LENDER:                                 LANDLORD:

CEP INVESTORS VI, L.P.                  WEBSTER STREET
a Delaware limited partnership          PARTNERS, LTD.,

                                        a California limited partnership

By: EPI Investors VI, a                 By: CHASKOW FOUR
    California limited partnership          ASSOCIATES, LTD.,
    General Partner                         a California limited partnership,
                                            Its: General Partner

By: Ellis Partners, Inc., a             By: CHASKOW FOUR,
    California Corporation                  a California limited
    General Partner                         partnership,
                                            Its: General Partner

    By:                                     By: PANKOW HOLDINGS
       -----------------------------            INC., a California
    Its:                                        corporation,
        ----------------------------            Its: General Partner


LENDER'S ASSIGNEE:
                                                By:
                                                   -----------------------------
FLEET NATIONAL BANK,                               Mark Perniconi
As Agent                                           Vice President

    By:
       -----------------------------

    Its:
        ----------------------------



            [ALL SIGNATURES MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC]

                                    NOTICE TO
                  PARTIES EXECUTING THIS DOCUMENT ON BEHALF OF
              TENANT: PLEASE, EXECUTE THIS DOCUMENT BEFORE A NOTARY
                   PUBLIC AND ATTACH THE APPROPRIATE NOTARIAL
                                ACKNOWLEDGMENT(S)


TENANT:

-----------------------------------
a
 ----------------------------------

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                    EXHIBIT A

                             (PROPERTY DESCRIPTION)

        The Property referred to in this Agreement is located in the City of ____________, County of, State of California, and is more particularly described as follows:

STATE OF CALIFORNIA                     )
                                        )  ss.
COUNTY OF _____________________         )

        On ____________________________, _________, before me, ________________
____________________________, Notary Public, personally appeared
______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) ______________ subscribed to within the instrument and acknowledged to me that ___________________ executed the same in ______________________ authorized capacity(ies), and that by ________________________ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


-------------------------------------
Notary Public
My Commission Expires
                     ----------------

STATE OF CALIFORNIA                     )
                                        )  ss.
COUNTY OF _____________________         )

        On ____________________________, _________ before me, __________________
____________________________ Notary Public, personally appeared
______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) ______________ subscribed to within the instrument and acknowledged to me that ___________________ executed the same in ______________________ authorized capacity(ies), and that by ________________________ signature(s) on the instrument(s), or the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


-------------------------------------
Notary Public
My Commission Expires
                     ----------------

STATE OF CALIFORNIA                     )
                                        )  ss.
COUNTY OF _____________________         )

        On ____________________________, _________ before me, __________________
____________________________ Notary Public, personally appeared
______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) ______________ subscribed to within the instrument and acknowledged to me that ___________________ executed the same in ______________________ authorzed capacity(ies), and that by ________________________ signature(s) on the instrument(s), or the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


-------------------------------------
Notary Public
My Commission Expires
                     ----------------

STATE OF CALIFORNIA                     )
                                        )  ss.
COUNTY OF _____________________         )

        On ____________________________, _________ before me, __________________
____________________________ Notary Public, personally appeared
______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) ______________ subscribed to within the instrument and acknowledged to me that ___________________ executed the same in ______________________ authorzed capacity(ies), and that by ________________________ signature(s) on the instrument(s), or the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


-------------------------------------
Notary Public
My Commission Expires
                     ----------------